UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.      )

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Mechanical Technology, Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if Other Than the Registrant)

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MECHANICAL TECHNOLOGY, INCORPORATED

325 WASHINGTON AVENUE EXTENSION

ALBANY, NEW YORK 12205

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Mechanical Technology, Incorporated:

Notice is hereby given that a Special Meeting of Shareholders of Mechanical Technology, Incorporated, a New York corporation (the "Company"), will be held at 325 Washington Avenue Extension, Albany, New York 12205, on March 25, 2021 at 10:00 A.M. Eastern Time (the "Special Meeting"). Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Special Meeting in person, or the Company may decide to hold the Special Meeting on a different date, at a different location or by means of remote communication (i.e., a "virtual meeting"). The Special Meeting is being held for the following purposes:

1.	to approve the reincorporation of the Company in the State of Nevada pursuant to a merger with and into a wholly-owned subsidiary of the Company (the "Reincorporation Merger");

2.

to approve an amendment (the "Amendment") to the Company's Articles (Certificate) of Incorporation to effect, in the discretion of the board of directors of the Company (the "Board of Directors" or the "Board"), a reverse stock split of the Company's common stock, par value $0.01 per share ("Common Stock"), at any time prior to the 2022 annual meeting of shareholders at a reverse split ratio in the range of between 1-for-2 and 1-for-10, which specific ratio will be determined by our Board (the "Reverse Stock Split"). The Amendment will not be implemented and the Reverse Stock Split will not occur unless the Board determines that the Reverse Stock Split is necessary to satisfy the initial or continued listing standards or requirements of The Nasdaq Capital Market or another national securities exchange and it is in the best interests of the Company and its shareholders to implement the Reverse Stock Split; and

3.	to approve the adoption of the Company's 2021 Stock Incentive Plan (the "2021 Plan").

The Board of Directors of the Company unanimously approves and recommends that you vote "FOR" each of the proposals.

Please promptly complete, sign, date and return the enclosed proxy card in the accompanying reply envelope to assure that your shares are represented at the Special Meeting. If you attend the Special Meeting, you may vote in person, if you wish to do so, even if you have returned a proxy. Only shareholders of record at the close of business on February 17, 2021 are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. A list of shareholders entitled to vote at the Special Meeting will be available for inspection at our offices. The enclosed proxy is being solicited on behalf of the Board of Directors. If you have any further questions concerning the Special Meeting or any of the items of business to be presented, please contact Jessica L. Thomas, CFO at (518) 218-2511.

By Order of the Board of Directors, Michael Toporek Chief Executive Officer Albany, New York February 22, 2021

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Your vote is important. Whether or not you intend to be present at the Special Meeting, please mark, sign, and date the enclosed proxy and return it in the enclosed envelope to assure that your shares are represented at the Special Meeting. If you attend the Special Meeting, you may vote in person if you wish to do so, even if you have previously submitted your proxy.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 25, 2021: The proxy statement is available at

http://www.astproxyportal.com/ast/15895/

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TABLE OF CONTENTS

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
Delivery of Documents to Shareholders Sharing an Address	4

APPROVE THE REINCORPORATION OF THE COMPANY IN THE STATE OF NEVADA PURSUANT TO A MERGER WITH AND INTO A WHOLLY-OWNED SUBSIDIARY OF THE COMPANY (Proposal No. 1)	5

AUTHORIZATION OF THE BOARD OF DIRECTORS TO AMEND THE COMPANY'S ARTICLES (CERTIFICATE) OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK (Proposal No. 2)	22

APPROVE THE ADOPTION OF THE COMPANY'S 2021 STOCK INCENTIVE PLAN (Proposal No. 3)	28

EXECUTIVE COMPENSATION	34
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	39
FUTURE SHAREHOLDER PROPOSALS	40
OTHER BUSINESS	40
EXPENSES AND SOLICITATION	40
ADDITIONAL INFORMATION	40
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	41
APPENDIX A - FORM OF AGREEMENT AND PLAN OF MERGER	A-1
APPENDIX B - ARTICLES OF INCORPORATION OF MKTY-NV	B-1
APPENDIX C - BYLAWS OF MKTY-NV	C-1
APPENDIX D - FORM OF AMENDMENT OF ARTICLES OF INCORPORATION OF MKTY-NV	D-1
APPENDIX E - FORM OF CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION	E-1
APPENDIX F - 2021 STOCK INCENTIVE PLAN	F-1

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MECHANICAL TECHNOLOGY, INCORPORATED

325 WASHINGTON AVENUE EXTENSION

ALBANY, NEW YORK 12205

PROXY STATEMENT

In this Proxy Statement, Mechanical Technology, Incorporated, a New York corporation, is referred to as "MKTY," the "Company," "we," "us" and "our."

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why are these proxy materials being made available?

This proxy statement is furnished to shareholders of the Company in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies for use at the Special Meeting of Shareholders (the "Special Meeting") scheduled to be held on March 25, 2021 at 10:00 A.M. Eastern Time, at 325 Washington Avenue Extension, Albany, New York 12205, and at any and all adjournments or postponements thereof. Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Special Meeting in person, or the Company may decide to hold the Special Meeting on a different date, at a different location or by means of remote communication (i.e., a "virtual meeting").

What is the purpose of the Special Meeting?

Shareholders of the Company are being asked to consider and vote upon the following proposals at the Special Meeting:

1.    to approve the reincorporation of the Company in the State of Nevada pursuant to a merger with and into a wholly-owned subsidiary of the Company (the "Reincorporation Merger");

2.    to approve an amendment (the "Amendment") to the Company's Articles (Certificate) of Incorporation to effect, in the discretion of the board of directors of the Company (the "Board of Directors" or the "Board"), a reverse stock split of the Company's common stock, par value $0.01 per share ("Common Stock"), at any time prior to the 2022 annual meeting of shareholders at a reverse split ratio in the range of between 1-for-2 and 1-for-10, which specific ratio will be determined by our Board (the "Reverse Stock Split"). The Amendment will not be implemented and the Reverse Stock Split will not occur unless the Board determines that the Reverse Stock Split is necessary to satisfy the initial or continued listing standards or requirements of The Nasdaq Capital Market or another national securities exchange and it is in the best interests of the Company and its shareholders to implement the Reverse Stock Split; and

3.    to approve the adoption of the Company's 2021 Stock Incentive Plan.

The accompanying Notice of Special Meeting of Shareholders, proxy card and this proxy statement are first being mailed to Company shareholders on or about February 25, 2021.

Who can vote at the Special Meeting?

The Board has fixed February 17, 2021 as the record date for the Special Meeting (the "Record Date"). Shareholders of record as of the Record Date are entitled to vote at the Special Meeting and any postponements or adjournments thereof. On the Record Date, there were 9,821,857 shares of Common Stock outstanding. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held as of the Record Date with respect to each matter submitted to the shareholders at the Special Meeting.

How do I vote?

Your vote is important. Whether or not you plan to attend the Special Meeting, we urge you to vote over the Internet, by telephone, or by mailing your proxy to ensure that your vote is counted. You may still attend the Special Meeting if you have already voted by proxy.

Shareholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, then you are considered the shareholder of record with respect to those shares.

As a shareholder of record, you may vote at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote over the Internet or by telephone, or by filling out and returning the proxy card provided.

If you are a shareholder of record, you may:

  vote by proxy - to vote using the printed proxy card that is provided to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you instruct;

  vote by Internet - go to www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the control number from your Notice. Your vote must be received by 11:59 p.m. Eastern Time on March 24, 2021 to be counted; or

  vote via telephone - dial toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Time on March 24, 2021 to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and the Notice is being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What is the recommendation of the Board on each of the proposals scheduled to be voted on at the Special Meeting?

The Board recommends that you vote:

  FOR the approval to reincorporate the Company from the State of New York to the State of Nevada (Proposal No. 1);

  FOR the approval to amend the Company's Articles (Certificate) of Incorporation to effect, in the discretion of the Board, a reverse stock split of the Company's Common Stock, at any time prior to the 2022 annual meeting of shareholders at a reverse split ratio in the range of between 1-for-2 and 1-for-10 (Proposal No. 2);

  FOR the approval of the adoption of the Company's 2021 Stock Incentive Plan (Proposal No. 3).

What is the quorum requirement for the Special Meeting?

The presence, in person or by proxy, of thirty-three and one-third percent (33 1/3%) of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting, or any adjournment or postponement thereof. Shares represented by proxies which contain an abstention and "broker non-vote" shares (described below) are counted as present for purposes of determining the presence of a quorum for the Special Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Special Meeting as specified in such proxies.

Votes at the Special Meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

What is the vote required for each proposal?

Vote Required to Approve the Reincorporation Merger (Proposal No. 1). The Company's Amended and Restated Bylaws (the "Bylaws") provide that, on all matters (other than the election of directors and except to the extent otherwise required by the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), or applicable New York law), the majority vote of shareholders present in person or by proxy and voting either affirmatively or negatively will be required for approval.  Notwithstanding the provisions of the Company's Bylaws, Section 903(a) of the New York Business Corporation Laws ("NYBCL") requires the affirmative vote of the holders of at least two-thirds of a corporation's shares entitled to vote thereon to approve the merger of a corporation with another corporation, if (i) such corporation was incorporated on or prior to February 22, 1998 and (ii) such corporation's certificate of incorporation does not expressly provide for approval by the holders of a majority of the corporation's shares entitled to vote thereon. Since the Company was incorporated on October 4, 1961, and its Certificate of Incorporation does not expressly provide for the approval of a merger transaction by the holders of a majority of the Company's shares entitled to vote thereon, the affirmative vote of at least two-thirds of the shares of Common Stock outstanding on the Record Date and entitled to vote on the matter will be required to approve the Reincorporation Merger.

Vote Required to Approve the Amendment to the Articles (Certificate) of Incorporation to effect, in the discretion of the Board, the Reverse Stock Split (Proposal No. 2). Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable New York law), the majority vote of shareholders present in person or by proxy and voting either affirmatively or negatively will be required for approval. Section 803(a) of the NYBCL provides that the vote of a majority of all outstanding shares entitled to vote on a matter at a meeting of shareholders is required to approve an amendment to a certificate of incorporation. Accordingly, the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote on the matter will be required to approve the Amendment and the Reverse Stock Split.

Vote Required to Approve the 2021 Plan (Proposal No. 3). Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable New York law), the majority vote of shareholders present in person or by proxy and voting either affirmatively or negatively will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Special Meeting will be required for approval of the 2021 Plan.

What are "broker non-votes"?

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the shares. These unvoted shares are considered "broker non-votes" with respect to such matters. Broker non-votes are counted for purposes of determining whether a quorum is present. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote on the approval of the reincorporation of the Company from the State of New York to the State of Nevada (Proposal No. 1) or the approval of the 2021 Plan (Proposal No. 3).

Approval of the Amendment to the Articles (Certificate) of Incorporation to effect, in the discretion of the Board, the Reverse Stock Split (Proposal No. 2) is considered to be a routine matter and, accordingly, if you do not instruct your broker, bank or other nominee on how to vote the shares in your account for Proposal No. 2, brokers will be permitted to exercise their discretionary authority to vote for the approval of such proposal. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Special Meeting.

How can I change my vote after submitting my proxy?

A shareholder who has given a proxy may revoke it at any time before it is exercised at the meeting by:

  delivering to 325 Washington Avenue Extension, Albany, NY 12203 a written notice stating that the proxy is revoked;

  signing and delivering a proxy bearing a later date;

  voting again over the Internet or by telephone; or

  attending the Special Meeting (although attendance at the meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Are Shareholders entitled to any dissenter's rights?

Shareholders will not be entitled to dissenter's rights with respect to any matter to be considered at the Special Meeting.

Delivery of Documents to Shareholders Sharing an Address

We will send only one set of Special Meeting materials and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Special Meeting materials to a shareholder at a shared address to which a single copy of the Special Meeting materials was delivered. You may make such a request (i) by mail to: Mechanical Technology, Incorporated, ATTN: Investor Relations Department, 325 Washington Avenue Extension, Albany, New York 12205, (ii) by e-mail to contact@mechtech.com or (iii) by telephone to (518) 218-2565.

If multiple shareholders sharing an address have received one copy of the Special Meeting materials or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may send notification to or call the Company's principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of the Special Meeting materials or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or by calling the Company's principal executive offices.

PROPOSAL TO APPROVE THE

REINCORPORATION MERGER

(Proposal No. 1)

Overview

Our Board has unanimously approved the reincorporation of the Company in Nevada pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement"), a form of which is attached as Appendix A, entered into by and between the Company and a wholly-owned subsidiary of the Company organized under the laws of the State of Nevada for purposes of effecting the Reincorporation Merger. For the reasons discussed below, the Board recommends that the shareholders also approve the Reincorporation Merger. Approval of the Reincorporation Merger also will constitute approval of the Merger Agreement. For purposes of the discussion below, the Company, before and after the Reincorporation Merger, is sometimes referred to as "MKTY-NY" and "MKTY-NV," respectively.

The Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code (the "Code"), whereby we will be merged with and into MKTY-NV, our separate existence as a New York corporation shall cease, and MKTY-NV shall continue as the surviving corporation of the Reincorporation Merger governed by the laws of the State of Nevada. The Merger Agreement provides that each share of our Common Stock outstanding as of the effective time of the Reincorporation Merger shall be converted into one share of the common stock of MKTY-NV with no further action required on the part of our shareholders. The Board believes that the Reincorporation Merger will benefit the Company and its shareholders. We expect to effect the Reincorporation Merger as soon as practicable following shareholder approval of the proposal, regardless of whether our shareholders also approve the proposal to grant discretionary authority to the Board to effect the Reverse Stock Split. Our Board of Directors, however, may determine to abandon the Reincorporation Merger either before or after shareholder approval has been obtained. If, in addition to approving the Reincorporation Merger, our shareholders vote to grant our Board discretionary authority to effect the Reverse Stock Split, we expect to consummate the Reincorporation Merger prior to effecting the Reverse Stock Split, if at all.

We believe that reincorporation in Nevada will give us a greater measure of flexibility and simplicity in corporate governance than is available under New York law and will increase the marketability of our securities. The Nevada Revised Statutes (the "NRS") are generally recognized as one of the most comprehensive and progressive state corporate statutes. By reincorporating the Company in Nevada, the Company (through its successor, MKTY-NV) will be better suited to take advantage of business opportunities as they arise and to provide for its ever-changing business needs. We believe that the Company's growth can be conducted to better advantage if the Company is able to operate under Nevada law.

Accordingly, our Board believes that it is in the Company's and our shareholders' best interests that our state of incorporation be changed from New York to Nevada, and has recommended the approval of the Reincorporation Merger to our shareholders. Reincorporation in Nevada will not result in any change in our business, operations, management, assets, liabilities or net worth; however, reincorporation in Nevada will allow us to take advantage of certain provisions of the corporate laws of Nevada as described herein.

Our corporate affairs currently are governed by New York law and the provisions of the Certificate of Incorporation and the Bylaws of MKTY-NY. Copies of the Certificate of Incorporation and Bylaws are included as exhibits to our filings with the Securities and Exchange Commission (the "SEC"), and are available for inspection during regular business hours at the principal executive offices of the Company. Copies will be sent to shareholders upon request. If the Reincorporation Merger is approved at the Special Meeting and effected, our corporate affairs will be governed by Nevada law and the provisions of the Articles of Incorporation and the Bylaws of MKTY-NV. Copies of the Articles of Incorporation and the Bylaws of MKTY-NV are attached to this Proxy Statement as Appendix B and Appendix C, respectively.

Principal Features of the Reincorporation Merger

The Reincorporation Merger will be effected by the merger of MKTY-NY with and into MKTY-NV pursuant to the Merger Agreement. MKTY-NV is a wholly-owned subsidiary of MKTY-NY that was incorporated by us under the laws of the State of Nevada for the sole purpose of effecting the Reincorporation Merger. The Reincorporation Merger will become effective upon the filing of the requisite merger documents in New York and Nevada, which is expected to occur as soon as practicable after the Special Meeting if the Reincorporation Merger is approved by shareholders. Our Board, however, may determine to abandon the Reincorporation Merger notwithstanding shareholder approval of the Reincorporation Merger and the Merger Agreement. The discussion below is qualified in its entirety by reference to the Merger Agreement, and by the applicable provisions of New York law and Nevada law.

On effectiveness of the Reincorporation Merger:

  Each outstanding share of MKTY-NY Common Stock will be converted into one share of MKTY-NV common stock on the same terms;

  Each outstanding share of MKTY-NY Common Stock held by a MKTY-NY shareholder will be retired and canceled and will resume the status of authorized and unissued MKTY-NY stock; and

  Each outstanding option to purchase shares of MKTY-NY Common Stock will be deemed to be an option to purchase the same number of shares of MKTY-NV common stock, with no change in the exercise price or other terms or provisions of the option.

Following the Reincorporation Merger, stock certificates previously representing our Common Stock may be delivered in effecting sales through a broker, or otherwise, of shares of MKTY-NV stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of MKTY-NV, and if you do so, it will be at your own cost.

The Reincorporation Merger will not cause a change in our name, which will remain "Mechanical Technology, Incorporated." The Reincorporation Merger also will not affect any change in our business, management or operations or the location of our principal executive office. On effectiveness of the Reincorporation Merger, our directors and officers will become all of the officers and directors of MKTY-NV, all of our employee benefit and stock option plans will become MKTY-NV plans (including the 2021 Plan if approved by shareholders), and each option or right issued under such plans will automatically be converted into an option or right to purchase the same number of shares of MKTY-NV common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation Merger. Shareholders should note that approval of the Reincorporation Merger will also constitute approval of these stock plans continuing as plans of MKTY-NV. Any employment contracts and other employee benefit arrangements that are in existence at the time of the Reincorporation Merger also will be continued by MKTY-NV upon the terms and subject to the conditions currently in effect. We believe that the Reincorporation Merger will not affect any of our material contracts with any third parties, except to the extent that the Reincorporation Merger is deemed to result in an assignment of any material contract requiring the other party to such material contract to consent to such assignment, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of MKTY-NV.

Other than receipt of shareholder approval, notification to the Financial Industry Regulatory Authority, Inc. ("FINRA") of the Reincorporation Merger, as described below under "Regulatory Approval," and the filing of requisite merger documents in Nevada and New York, there are no federal, state or other regulatory requirements or approvals that must be obtained in order for us to consummate the Reincorporation Merger.

Securities Act Consequences

The shares of MKTY-NV common stock to be issued upon conversion of shares of MKTY-NY Common Stock in the Reincorporation Merger are not being registered under the Securities Act of 1933, as amended (the "Securities Act"). In this regard, we are relying on Rule 145(a)(2) under the Securities Act, which provides that a merger that has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation Merger, MKTY-NV will be a publicly held company, MKTY-NV common stock will continue to be qualified for quotation on the Pink Open Market tier of the OTC Markets Group quotation system ("OTC Markets"), the Nasdaq Capital Market, or another national securities exchange, as applicable, and MKTY-NV will file periodic reports and other documents with the SEC and provide to its shareholders the same types of information that MKTY-NY has previously filed and provided.

Holders of shares of MKTY-NY Common Stock that are freely tradable before the Reincorporation Merger will continue to have freely tradable shares of MKTY-NV common stock. Shareholders holding so-called restricted shares of MKTY-NY Common Stock will have shares of MKTY-NV common stock that are subject to the same restrictions on transfer as those to which their shares of MKTY-NY Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of MKTY-NV common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, shareholders will be deemed to have acquired their shares of MKTY-NV common stock on the date they acquired their shares of common stock of MKTY-NY.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reincorporation Merger that are applicable to you as a shareholder. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this proxy statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reincorporation Merger. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of our shares as part of a hedge, straddle or conversion transaction; a person that does not hold our shares as a capital asset at the time of the Reincorporation Merger; or an entity taxable as a partnership for U.S. federal income tax purposes. The Company will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reincorporation Merger or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. Shareholders are urged to consult with their tax advisors and financial planners as to the particular tax consequences of the Reincorporation Merger to them, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

It is intended that the Reincorporation Merger qualify as a "reorganization" under Section 368(a) of the Code. As a "reorganization," it is expected that the Reincorporation Merger will have the following U.S. federal income tax consequences:

  Neither MKTY-NY nor MKTY-NV will recognize any gain or loss from the Reincorporation Merger;

  A MKTY-NY shareholder will not recognize any gain or loss as a result of the receipt of MKTY-NV shares in exchange for such shareholder's MKTY-NY shares in the Reincorporation Merger;

  A MKTY-NY shareholder's aggregate tax basis in the MKTY-NV shares received in the Reincorporation Merger will equal such shareholder's aggregate tax basis in the MKTY-NY shares held immediately before the Reincorporation Merger; and

  A MKTY-NY shareholder's tax holding period for MKTY-NV shares received in the Reincorporation Merger will include the period during which such shareholder held MKTY-NY shares.

Accounting Treatment

The Reincorporation Merger is expected to be accounted for as a reverse acquisition in which MKTY-NY is the accounting acquirer, and MKTY-NV is the legal acquirer. Since the Reincorporation Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recognized.

Regulatory Approval

Prior to the filing of a certificate of merger with the New York State Department of State and the filing of articles of merger with the Secretary of State of the State of Nevada, we must first notify FINRA of the intended Reincorporation Merger by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such action, as our failure to provide such notice could constitute fraud under Section 10 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

To the Company's knowledge, no other regulatory or governmental approval or filings are necessary in connection with the Reincorporation Merger.

Dissenters' Rights

Under New York law, holders of our Common Stock are not entitled to dissenter's rights of appraisal with respect to the Reincorporation Merger.

Material Terms of the Merger Agreement

The following is only a summary of the material provisions of the Merger Agreement between MKTY-NY and MKTY-NV and is not complete. The Merger Agreement is attached to this proxy statement as Appendix A. Please read the Merger Agreement in its entirety.

General

The Merger Agreement provides that, subject to the approval and adoption of the Merger Agreement by the shareholders of MKTY-NY and the authority of the Board of Directors of MKTY-NY to abandon the Reincorporation Merger:

  MKTY-NY will merge with and into MKTY-NV; and

  MKTY-NY will cease to exist and MKTY-NV will continue as the surviving corporation.

As a result of, and as of the effective time of, the Reincorporation Merger, MKTY-NV will succeed to and assume all rights and obligations of MKTY-NY, in accordance with Nevada law.

Effective Time

The Merger Agreement provides that, subject to the approval of the shareholders of MKTY-NY, the Reincorporation Merger will be consummated by the filing of articles/certificate of merger and any other appropriate documents, in accordance with the relevant provisions of the New York Business Corporation Laws ("NYBCL") and the NRS, with the New York State Department of State and the Secretary of State of the State of Nevada, respectively. We expect to effect the Reincorporation Merger as soon as practicable following shareholder approval of the proposal, regardless of whether our shareholders also approve the proposal to grant discretionary authority to the Board to effect the Reverse Stock Split. If, in addition to approving the Reincorporation Merger, our shareholders vote to grant our Board discretionary authority to implement the Amendment and effect the Reverse Stock Split, we expect to consummate the Reincorporation Merger prior to effecting the Reverse Stock Split, if at all.

Merger Consideration

Upon consummation of the Reincorporation Merger, each outstanding share of MKTY-NY Common Stock will be converted into the right to receive one share of MKTY-NV common stock. Shares of MKTY-NY Common Stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist. Each holder of a certificate representing shares of MKTY-NY Common Stock immediately prior to the Reincorporation Merger will cease to have any rights with respect to such certificate, except the right to receive shares of MKTY-NV common stock.

Treatment of Stock Options

Under the terms of the Merger Agreement, upon consummation of the Reincorporation Merger each outstanding option to purchase a share of MKTY-NY Common Stock will be deemed to constitute an option to purchase one share of MKTY-NV common stock at an exercise price per full share equal to the stated exercise price.

Under the Merger Agreement, MKTY-NV will assume MKTY-NY's stock incentive plans (including the 2021 Plan if approved by shareholders), which following the Reincorporation Merger will be used by MKTY-NV to make awards to directors, officers, and employees of MKTY-NV and others as permitted under the terms of MKTY-NY's stock option plans.

Directors and Officers

The Merger Agreement provides that the board of directors of MKTY-NV from and after the Reincorporation Merger will consist of the directors of MKTY-NY immediately prior to the Reincorporation Merger. The Merger Agreement further provides that the officers of MKTY-NV from and after the Reincorporation Merger will be the officers of MKTY-NY immediately prior to the Reincorporation Merger.

Articles of Incorporation and Bylaws

The Merger Agreement provides that the Articles of Incorporation of MKTY-NV in effect immediately before the Reincorporation Merger will be the Articles of Incorporation of the surviving corporation, and the bylaws of MKTY-NV in effect immediately before the Reincorporation Merger will be the bylaws of the surviving corporation until later amended in accordance with Nevada law.

Conditions to the Merger

The obligations of MKTY-NY and MKTY-NV to consummate the Reincorporation Merger are subject to the satisfaction or waiver of the conditions that the Merger Agreement and Reincorporation Merger shall have been approved and adopted by the shareholders of MKTY-NY. To the Company's knowledge, the only required regulatory or governmental approval or filings necessary in connection with the Reincorporation Merger would be to notify FINRA of the intended Reincorporation Merger by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such action, the filing of a certificate of merger with the New York State Department of State, and the filing of articles of merger with the Secretary of State of the State of Nevada.

Effect on Stock Certificates

The Reincorporation Merger will not have any effect on the transferability of outstanding stock certificates representing our Common Stock. It will not be necessary for shareholders to exchange their existing stock certificates for certificates of MKTY-NV. Each stock certificate representing issued and outstanding shares of Common Stock of MKTY-NY will continue to represent the same number of shares of common stock of MKTY-NV.

Abandonment of Reincorporation Merger

Our Board of Directors may, in its sole discretion, determine to abandon the Reincorporation Merger notwithstanding shareholder approval of the Reincorporation Merger and the Merger Agreement.

Comparison of Rights under NRS and NYBCL

MKTY-NY currently is a New York corporation and, as such, the rights of its shareholders are governed by the NYBCL and by the Certificate of Incorporation and Bylaws of MKTY-NY currently in effect (the "MKTY-NY Certificate" and "MKTY-NY Bylaws," respectively). Upon completion of the Reincorporation Merger, the shareholders of MKTY-NY will become stockholders of MKTY-NV and their rights will be governed by the NRS and by the MKTY-NV Articles of Incorporation and Bylaws (the "MKTY-NV Articles" and "MKTY-NV Bylaws," respectively), which differ in some important respects from the NYBCL and the MKTY-NY Certificate and MKTY-NY Bylaws.

Additionally, because the Company was incorporated in New York, prior to February 22, 1998, and there are no provisions in its Certificate of Incorporation providing for the approval by the holders of a majority of the outstanding shares entitled to vote to approve (i) a plan of merger or consolidation (Section 903 of the NYBCL), (ii) the sale, lease, exchange or other disposition of the Company's assets (Section 909 of the NYBCL) or (iii) the dissolution of the Company (Section 1001 of the NYBCL), currently the affirmative vote of at least two-thirds of the shares of Common Stock entitled to vote thereon is required for the approval of any such matters.  Upon the completion of the Reincorporation Merger, the rights of the Company's shareholders will be under the NRS and all of such matters will only require the affirmative vote of a majority of the shares of Common Stock entitled to vote thereon.

The following comparison of (i) the relevant sections of the NRS to the applicable sections of the NYBCL and (ii) the MKTY-NY Certificate and MKTY-NY Bylaws to the MKTY-NV Articles and MKTY-NV Bylaws summarizes the important differences between the applicable laws of the two jurisdictions and between our current organizational documents and the organizational documents which would govern us after the Reincorporation Merger, but is not intended to list all differences:

MKTY-NY, a New York Corporation	MKTY-NV, a Nevada Corporation
Special Meetings of Shareholders

NYBCL Section 602 provides that special meetings of the shareholders may be called by the board and by such person or persons as may be so authorized by the certificate of incorporation or the by-laws. NYBCL Section 603 provides if, for a period of one month after the date fixed by or under the by-laws for the annual meeting of shareholders, or if no date has been so fixed, for a period of thirteen months after the formation of the corporation or the last annual meeting, there is a failure to elect a sufficient number of directors to conduct the business of the corporation, the board shall call a special meeting for the election of directors. If such special meeting is not called by the board within two weeks after the expiration of such period or if it is so called but there is a failure to elect such directors for a period of two months after the expiration of such period, holders of ten percent of the votes of the shares entitled to vote in an election of directors may, in writing, demand the call of a special meeting for the election of directors specifying the date and month thereof, which shall not be less than sixty nor more than ninety days from the date of such written demand. The secretary of the corporation upon receiving the written demand shall promptly give notice of such meeting, or if he fails to do so within five business days thereafter, any shareholder signing such demand may give such notice. The meeting shall be held at the place fixed in the by-laws or, if not so fixed, at the office of the corporation.

NRS Section 78.310 provides that meetings of stockholders and directors of any corporation organized pursuant to the provisions of this chapter may be held within or without this State, in the manner provided by the bylaws of the corporation. The articles of incorporation may designate any place or places where such stockholders' or directors' meetings may be held, but in the absence of any provision therefor in the articles of incorporation, then the meetings must be held within or without this State, as directed from time to time by the bylaws of the corporation. NRS Section 78.310 also provides that, unless otherwise set forth in the articles of incorporation or bylaws, the Board of Directors, any two directors or the President may call a special meeting of stockholders.

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Actions by Written Consent of Shareholders

NYBCL Section 615 provides that whenever under this chapter shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon or, if the certificate of incorporation so permits, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

NRS Section 78.320 provides that, unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

Duration of Proxies

NYBCL Section 609 provides that no proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided in this section.

NRS Section 78.355 provides that no proxy is valid after the expiration of 6 months from the date of its creation unless the stockholder specifies in it the length of time for which it is to continue in force, which may not exceed 7 years from the date of its creation. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power. Unless otherwise provided in the proxy, a proxy made irrevocable pursuant to this subsection is revoked when the interest with which it is coupled is extinguished, but the corporation may honor the proxy until notice of the extinguishment of the proxy is received by the corporation. A transferee for value of shares subject to an irrevocable proxy may revoke the proxy if the transferee did not know of its existence when the transferee acquired the shares and the existence of the irrevocable appointment was not noted conspicuously on the certificate representing the shares or on the information statement for shares without certificates.

Removal of Directors

NYBCL Section 706 provides (a) any or all of the directors may be removed for cause by vote of the shareholders. The certificate of incorporation or the specific provisions of a by-law adopted by the shareholders may provide for such removal by action of the board, except in the case of any director elected by cumulative voting, or by the holders of the shares of any class or series, or holders of bonds, voting as a class, when so entitled by the provisions of the certificate of incorporation; and (b) if the certificate of incorporation or the by-laws so provide, any or all of the directors may be removed without cause by vote of the shareholders.

NRS Section 78.335 provides that, except as otherwise provided in this section, any director or one or more of the incumbent directors may be removed as a director only by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. The articles of incorporation may require the concurrence of more than two-thirds of the voting power of the issued and outstanding stock entitled to vote in order to remove one or more directors. It does not distinguish between removal of directors with and without cause. All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation.

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Vacancies in Directors

NYBCL Section 705 provides that (a) newly created directorships resulting from an increase in the number of directors and vacancies occurring in the board for any reason except the removal of directors without cause may be filled by vote of the board. If the number of the directors then in office is less than a quorum, such newly created directorships and vacancies may be filled by vote of a majority of the directors then in office. Nothing in this paragraph shall affect any provision of the certificate of incorporation or the by-laws which provides that such newly created directorships or vacancies shall be filled by vote of the shareholders, or any provision of the certificate of incorporation specifying greater requirements as permitted under section 709 (greater requirements as to quorum and vote of directors); and (b) unless the certificate of incorporation or the specific provisions of a by-law adopted by the shareholders provide that the board may fill vacancies occurring in the board by reason of the removal of directors without cause, such vacancies may be filled only by vote of the shareholders.

NRS Section 78.335 provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, when any director gives notice of resignation to the board, effective at a future date, the board may fill the vacancy to take effect when the resignation becomes effective. The director so appointed is to hold such position during the remainder of the term of office of the resigning director. If the articles or bylaws provide that the holders of any class or series of shares are entitled to elect one or more directors under specified circumstances and that, upon termination of those specified circumstances, the right terminates and the directors elected by the holders of the class or series of shares are no longer directors, the termination of a director pursuant to such provisions in the articles or bylaws shall not be deemed a removal of the director pursuant to this section.

Combination with Interested Shareholders

NYBCL Section 912 provides that (b) no domestic corporation shall engage in any business combination with any interested shareholder of such corporation for a period of five years following such interested shareholder's stock acquisition unless such business combination or purchase of stock made by such interested shareholder on such interested shareholder's stock acquisition date is approved by the board of directors of such corporation prior to such interested shareholder's stock acquisition date. If a good faith proposal is made in writing to the board of directors of such corporation regarding a business combination, the board of directors shall respond, in writing, within thirty days or such shorter period, if any, as may be required by the Exchange Act, setting forth its reasons for its decision regarding such proposal. If a good faith proposal to purchase stock is made in writing to the board of directors of such corporation, the board of directors shall respond, in writing, within thirty days or such shorter period, if any, as may be required by MKTY-NV setting forth its reasons for its decision regarding such proposal. If a good faith proposal to purchase stock is made in writing to the board of directors of such corporation, the board of directors, unless it responds affirmatively in writing within thirty days or such shorter period, if any, as may be required by the Exchange Act, shall be deemed to have disapproved such stock purchase; and (c) notwithstanding anything to the contrary contained in this chapter (except the provisions of paragraphs (b) and (d) of this section), no domestic corporation shall engage at any time in any business combination with any interested shareholder of such corporation other than a business combination specified in any one of subparagraph (1), (2) or (3).

NRS Sections 78.411 through 78.444 prohibits a corporation from engaging in any "business combination" with any person that owns, directly or indirectly, 10% or more of its outstanding voting stock for a period of two years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes, among other things, any merger, consolidation, or sale of substantially all of a corporation's assets. The two-year waiting period does not apply, however, if the board of directors of the corporation approved either (a) the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership, or (b) the business combination is approved by the board of directors of the corporation and, at or after that time, the combination is approved at an annual or special meeting of the stockholders of the corporation, and not by written consent, by the affirmative vote of the holders of stock representing at least 60 percent of the outstanding voting power of the corporation not beneficially owned by the interested stockholder or the affiliates or associates of the interested stockholder.

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(1) A business combination approved by the board of directors of such corporation prior to such interested shareholder's stock acquisition date, or where the purchase of stock made by such interested shareholder on such interested shareholder's stock acquisition date had been approved by the board of directors of such corporation prior to such interested shareholder's stock acquisition date.

(2) A business combination approved by the affirmative vote of the holders of a majority of the outstanding voting stock not beneficially owned by such interested shareholder or any affiliate or associate of such interested shareholder at a meeting called for such purpose no earlier than five years after such interested shareholder's stock acquisition date.

(3) A business combination that meets all of the following conditions: (A) The aggregate amount of the cash and the market value as of the consummation date of consideration other than cash to be received per share by holders of outstanding shares of common stock of such corporation in such business combination is at least equal to the higher of the following: (i) the highest per share price paid by such interested shareholder at a time when he was the beneficial owner, directly or indirectly, of five percent or more of the outstanding voting stock of such corporation, for any shares of common stock of the same class or series acquired by it (X) within the five-year period immediately prior to the announcement date with respect to such business combination, or (Y) within the five-year period immediately prior to, or in, the transaction in which such interested shareholder became an interested shareholder, whichever is higher;  plus, in either case, interest compounded annually from the earliest date on which such highest per share acquisition price was paid through the consummation date at the rate for one-year United States treasury obligations from time to time in effect;  less the aggregate amount of any cash dividends paid, and the market value of any dividends paid other than in cash, per share of common stock since such earliest date, up to the amount of such interest;  and (ii) the market value per share of common stock on the announcement date with respect to such business combination or on such interested shareholder's stock acquisition date, whichever is higher;  plus interest compounded annually from such date through the consummation date at the rate for one-year United States treasury obligations from time to time in effect;  less the aggregate amount of any cash dividends paid, and the market value of any dividends paid other than in cash, per share of common stock since such date, up to the amount of such interest.

 Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of two years from the date that such stockholder obtained such ownership unless the combination meets all of the requirements of the corporation's articles of incorporation, and:

1.    The combination or transaction by which the person first became an interested stockholder is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than three years after the interested stockholder's date of acquiring shares;

2.   The combination is approved by a majority of the outstanding voting power of the resident domestic corporation not beneficially owned by the interested stockholder or any affiliate or associate of the interested stockholder; or

3.    the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain requirements specified in NRS 78.411 to 78.444, inclusive.

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Dividends and other Distributions

NYBCL Section 510 provides (a) A corporation may declare and pay dividends or make other distributions in cash or its bonds or its property, including the shares or bonds of other corporations, on its outstanding shares, except when currently the corporation is insolvent or would thereby be made insolvent, or when the declaration, payment or distribution would be contrary to any restrictions contained in the certificate of incorporation. (b) Dividends may be declared or paid and other distributions may be made either (1) out of surplus, so that the net assets of the corporation remaining after such declaration, payment or distribution shall at least equal the amount of its stated capital, or (2) in case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. If the capital of the corporation shall have been diminished by depreciation in the value of its property or by losses or otherwise to an amount less than the aggregate amount of the stated capital represented by the issued and outstanding shares of all classes having a preference upon the distribution of assets, the directors of such corporation shall not declare and pay out of such net profits any dividends upon any shares until the deficiency in the amount of stated capital represented by the issued and outstanding shares of all classes having a preference upon the distribution of assets shall have been repaired. There is an additional provision applicably only to corporations engaged in the exploitation of natural resources or other wasting assets, including patents, or formed primarily for the liquidation of specific assets.

NRS Section 78.288 prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business, or (ii) except as otherwise specifically allowed by the articles of incorporation, render the corporation's total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Liability of Directors/Officers

NYBCL Section 719 provides that directors of a corporation who vote for or concur in any of a list of corporate actions shall be jointly and severally liable to the corporation for the benefit of its creditors or shareholders, to the extent of any injury suffered by such persons, respectively, as a result of such action. These include, but are not limited to the following actions to the extent such is contrary to the applicable provisions of the NYBCL: distribution of assets to shareholders after dissolution; making of any loan contrary to section 714 of the NYBCL; purchase of shares of the corporation to the extent that it is contrary to the provisions of section 513 of the NYBCL; and declaration of any dividend or other distribution to the extent that it is contrary to the provisions of paragraphs (a) and (b) of section 510 of the NYBCL.

NRS Section 78.138 provides, except as otherwise provided in NRS 35.230, 90.660, 91.250, 452.200, 452.270, 668.045 and 694A.030, or, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless (a) the presumption established by subsection 3 has been rebutted, and it is proven that: (a) the director's or officer's act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) such breach involved intentional misconduct, fraud or a knowing violation of law.

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Amendment to Articles of Incorporation

NYBCL Section 803 provides that Amendment or change of the certificate of incorporation may be authorized by vote of the board, followed by vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders;  provided, however, that, whenever the certificate of incorporation requires action by the board of directors, by the holders of any class or series of shares, or by the holders of any other securities having voting power by the vote of a greater number or proportion than is required by any section of this article, the provision of the certificate of incorporation requiring such greater vote shall not be altered, amended, or repealed except by such greater vote;  and provided further that an amendment to the certificate of incorporation for the purpose of reducing the requisite vote by the holders of any class or series of shares or by the holders of any other securities having voting power that is otherwise provided for in any section of this chapter that would otherwise require more than a majority of the votes of all outstanding shares entitled to vote thereon shall not be adopted except by the vote of such holders of class or series of shares or by such holders of such other securities having voting power that is at least equal to that which would be required to take the action provided in such other section of this chapter. Certain changes listed in paragraph (b) of NYBCL Section 803 may be authorized by or pursuant to authorization of the board.

NRS 78.390 requires the approval of the holders of a majority of all outstanding shares entitled to vote, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, as provided in subsections 2 and 4, or as may be required by the provisions of the articles of incorporation, to approve proposed amendments to a corporation's articles of incorporation.

Nevada law does not require stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's charter documents grant such power to its board of directors. The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so to affect them adversely.

Control Share Acquisitions
No equivalent section.

NRS Sections 78.378 through 78.3793 limit the voting rights of certain acquired shares in a corporation. The provisions generally apply to any acquisition of outstanding voting securities of a Nevada corporation that has 200 or more stockholders, at least 100 of which are Nevada residents, and conducts business in Nevada (an "issuing corporation") resulting in ownership of one of the following categories of an issuing corporation's then outstanding voting securities: (i) 20% or more but less than 33%; (ii) 33% or more but less than 50%; or (iii) 50% or more. The securities acquired in such acquisition are denied voting rights unless a majority of the security holders approve the granting of such voting rights. Unless an issuing corporation's articles of incorporation or bylaws then in effect provide otherwise: (i) voting securities acquired are also redeemable in part or in whole by an issuing corporation at the average price paid for the securities within 30 days if the acquiring person has not given a timely information statement to an issuing corporation or if the stockholders vote not to grant voting rights to the acquiring person's securities, and (ii) if outstanding securities and the security holders grant voting rights to such acquiring person, then any security holder who voted against granting voting rights to the acquiring person may demand the purchase from an issuing corporation, for fair value, all or any portion of his securities.

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Appraisal Rights

NYBCL Section 910 provides that (a) a shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder's right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases: (1) Any shareholder entitled to vote who does not assent to the taking of an action specified in clauses (A), (B) and (C). (A) Any plan of merger or consolidation to which the corporation is a party;  except that the right to receive payment of the fair value of his shares shall not be available: (i) To a shareholder of the parent corporation in a merger authorized by section 905 (Merger of parent and subsidiary corporations), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations);  or (ii) To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subclause (i), unless such merger effects one or more of the changes specified in subparagraph (b) (6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder;  or (iii) Notwithstanding subclause (ii) of this clause, to a shareholder for the shares of any class or series of stock, which shares or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (B) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction. (C) Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation;  except that the right to receive payment of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange or to a shareholder for the shares of any class or series of stock, which shares or depository receipt in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of exchange, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623. (3) Any shareholder, not entitled to vote with respect to a plan of merger or consolidation to which the corporation is a party, whose shares will be cancelled or exchanged in the merger or consolidation for cash or other consideration other than shares of the surviving or consolidated corporation or another corporation.

NRS Section 92A.380 provides: 1. Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder's shares in the event of any of the following corporate actions: (a) Consummation of a plan of merger to which the domestic corporation is a constituent entity: (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180; or (3) If the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133. (b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be converted. (c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if the stockholder's shares are to be acquired in the plan of exchange. (d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. (e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793. (f) Any corporate action not described in this subsection pursuant to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder's outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share. 2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, must not challenge the corporate action creating the entitlement unless the action is unlawful or constitutes or is the result of actual fraud against the stockholder or the domestic corporation. 3. Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

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NRS Section 92A.390 provides: 1. There is no right of dissent pursuant to paragraph (a), (b), (c) or (f) of subsection 1 of NRS 92A.380 in favor of stockholders of any class or series which is: (a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended; (b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation's subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or (c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise. 2. The applicability of subsection 1 must be determined as of: (a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter's rights; or (b) The day before the effective date of such corporate action if there is no meeting of stockholders. 3. Subsection 1 is not applicable and dissenter's rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action to accept for such shares anything other than: (a) Cash; (b) Any security or other proprietary interest of any other entity, including, without limitation, shares, equity interests or contingent value rights, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective; or (c) Any combination of paragraphs (a) and (b). 4. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130. 5. There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180. 6. There is no right of dissent with respect to any share of stock that was not issued and outstanding on the date of the first announcement to the news media or to the stockholders of the terms of the proposed action requiring dissenter's rights.
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Sale of Assets

NYBCL Section 909 provides (a) A sale, lease, exchange or other disposition of all or substantially all the assets of a corporation, if not made in the usual or regular course of the business actually conducted by such corporation, shall be authorized only in accordance with the following procedure: (1) The board shall authorize the proposed sale, lease, exchange or other disposition and direct its submission to a vote of shareholders. (2) Notice of meeting shall be given to each shareholder of record, whether or not entitled to vote. (3) The shareholders shall approve such sale, lease, exchange or other disposition and may fix, or may authorize the board to fix, any of the terms and conditions thereof and the consideration to be received by the corporation therefor, which may consist in whole or in part of cash or other property, real or personal, including shares, bonds or other securities of any other domestic or foreign corporation or corporations, by vote at a meeting of shareholders of (A) for corporations in existence on the effective date of this clause the certificate of incorporation of which expressly provides such or corporations incorporated after the effective date of this clause, a majority of the votes of all outstanding shares entitled to vote thereon or (B) for other corporations in existence on the effective date of this clause, two-thirds of the votes of all outstanding shares entitled to vote thereon. (b) A recital in a deed, lease or other instrument of conveyance executed by a corporation to the effect that the property described therein does not constitute all or substantially all of the assets of the corporation, or that the disposition of the property affected by said instrument was made in the usual or regular course of business of the corporation, or that the shareholders have duly authorized such disposition, shall be presumptive evidence of the fact so recited. (c) An action to set aside a deed, lease or other instrument of conveyance executed by a corporation affecting real property or real and personal property may not be maintained for failure to comply with the requirements of paragraph (a) unless the action is commenced and a notice of pendency of action is filed within one year after such conveyance, lease or other instrument   1 is recorded or within six months after this subdivision takes effect,  2 whichever date occurs later. (d) Whenever a transaction of the character described in paragraph (a) involves a sale, lease, exchange or other disposition of all or substantially all the assets of the corporation, including its name, to a new corporation formed under the same name as the existing corporation, upon the expiration of thirty days from the filing of the certificate of incorporation of the new corporation, with the consent of the state tax commission attached, the existing corporation shall be automatically dissolved, unless, before the end of such thirty-day period, such corporation has changed its name.  The adjustment and winding up of the affairs of such dissolved corporation shall proceed in accordance with the provisions of article 10 (Non-judicial dissolution). (e) The certificate of incorporation of a corporation formed under the authority of paragraph (d) shall set forth the name of the existing corporation, the date when its certificate of incorporation was filed by the department of state, and that the shareholders of such corporation have authorized the sale, lease, exchange or other disposition of all or substantially all the assets of such corporation, including its name, to the new corporation to be formed under the same name as the existing corporation. (f) Notwithstanding shareholder approval, the board may abandon the proposed sale, lease, exchange or other disposition without further action by the shareholders, subject to the rights, if any, of third parties under any contract relating thereto.

NRS Section 78.565 provides: 1. Unless otherwise provided in the articles of incorporation, every corporation may, by action taken at any meeting of its board of directors, sell, lease or exchange all of its property and assets, including its goodwill and its corporate franchises, upon such terms and conditions as its board of directors may approve, when and as authorized by the affirmative vote of stockholders holding stock in the corporation entitling them to exercise at least a majority of the voting power. 2. Unless otherwise provided in the articles of incorporation, a vote of stockholders is not necessary: (a) For a transfer of assets by way of mortgage, or in trust or in pledge to secure indebtedness of the corporation; or (b) To abandon the sale, lease or exchange of assets.

Plan of Merger or Consolidation - Authorization by Shareholders

NYBCL Section 903 provides, among other things, that the plan of merger or consolidation shall be adopted at a meeting of shareholders by (i) for corporations in existence on the effective date of this clause the certificate of incorporation of which expressly provides such or corporations incorporated after the effective date of subclause (A) of clause (ii) of this subparagraph, a majority of the votes of the shares entitled to vote thereon or (ii) for other corporations in existence on the effective date of this clause, two-thirds of the votes of all outstanding shares entitled to vote thereon.  Notwithstanding any provision in the certificate of incorporation, the holders of shares of a class or series of a class shall be entitled to vote together and to vote as a separate class if both of the following conditions are satisfied: (A) such shares will remain outstanding after the merger or consolidation or will be converted into the right to receive shares of stock of the surviving or consolidated corporation or another corporation, and (B) the certificate or articles of incorporation of the surviving or consolidated corporation or of such other corporation immediately after the effectiveness of the merger or consolidation would contain any provision which, is not contained in the certificate of incorporation of the corporation and which, if contained in an amendment to the certificate of incorporation, would entitle the holders of shares of such class or such one or more series to vote and to vote as a separate class thereon pursuant to section 804 (Class voting on amendment).

NRS 92A.120 provides, among other things, that, unless this chapter, the articles of incorporation, the resolutions of the board of directors establishing the class or series of stock or the board of directors acting pursuant to subsection 3 require a greater vote or a vote by classes of stockholders, the plan of merger or conversion must be approved by a majority of the voting power of the stockholders.

MKTY-NY Certificate	MKTY-NV Articles
Black Check Preferred Stock
There is no provision on blank check preferred stock in the MKTY-NY Certificate.

The MKTY-NV Articles authorize 10,000,000 shares of blank check preferred stock.  The Board of Directors is vested with the right, without obtaining stockholder approval thereof, to issue shares of preferred stock, from time to time, in one or more series and to fix the number of shares and determine for each such series such voting powers, designations, preferences, and relative participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issue of such shares as may be permitted by the NRS.  The Board is also expressly authorized to increase or decrease (but not below the number of such series then outstanding) the number of shares of any series subsequent to the issued of shares of that series.  In the event the number of shares of any series is decreased, the shares no longer designated as shares of such series shall resume the status of "blank check" preferred stock and may be designated, again, as a new series of preferred stock by the Board. Stockholders must approve an increase in authorized shares of preferred stock greater than 10,000,000 shares.

Limited Liability of Officers and Directors

Directors of the company shall not be personally liable to the company or its shareholders for any breach of duty in such capacity; provided, however, that this provision does not operate so as to eliminate or limit (i) the liability of any director if a judgment or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled or that his acts violated Section 719 of the NYBCL, or (ii) the liability of any director for any act or omission prior to the date on which this paragraph became effective.

Except as otherwise provided in the MKTY-NV Articles, the officers and directors of the Company shall not be personally liable to the Company or its stockholders for damages for breach of fiduciary duty as a director or officer.  This limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distribution prohibited by NRS § 78.300.

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Indemnification of Officers and Directors

The company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, proceeding or suit (including one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, by reason of the fact that he, his testator or intestate is or was a director or officer of the company, or is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the company, against judgements, fines, amounts paid in settlement and expenses, including attorneys' fees actually incurred as a result of or in connection with any such action, proceeding or suit, or any appeal therefrom, if such director or officer acted in good faith for a purpose which he reasonably believed to be in or not opposed to the best interests of the company and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful; provided, however, that no indemnification shall be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained a financial profit or other advantage to which he was not legally entitled.

The MKTY-NV Articles include the indemnification provisions of NRS §§ 78.7502 and 78.751.
Number of Directors
The number of directors constituting the entire Board shall be not less than three nor more than nine as fixed from time to time by vote of a majority of the entire Board.	The number of directors constituting the entire Board shall be not less than one nor more than nine as fixed from time to time by vote of a majority of the entire Board.
Amendments
The MKTY-NY Articles do not contain a provision on the Company's authority to amend, alter, change or repeal any provision contained in the MKTY-NY Certificate or the MKTY-NY Bylaws.

The MKTY-NV Articles provide the Company with the right to amend, alter, change or repeal any provision contained in the MKTY-NV Articles or the MKTY-NV Bylaws in the manner now or thereafter prescribed by statute or by MKTY-NV Articles or by the MKTY-NV Bylaws, and all rights conferred upon the stockholders are granted subject to this reservation provided to the Company.

Combinations with Interested Stockholders
There is no provision on combinations with interested shareholders in the MKTY-NY Certificate.	The Company elects not to be governed by the provisions of NRS § 78.411 through NRS § 78.444, inclusive, of the NRS.

Interests of Directors and Executive Officers

Our current directors and executive officers, as well as any other persons who have been a director or executive officer of the Company at any time since the beginning of fiscal year 2020, have no substantial interests, directly or indirectly, in the matters set forth in this proposal that would be expected to differ materially from the general interests of the Company's shareholders.

Vote Required and Recommendation

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable New York law), the majority vote of shareholders present in person or by proxy and voting either affirmatively or negatively will be required for approval. Notwithstanding the provisions of the Company's Bylaws, Section 903(a) of the NYBCL requires the affirmative vote of the holders of at least two-thirds of a corporation's shares entitled to vote thereon to approve the merger of a corporation with another corporation, if (i) such corporation was incorporated on or prior to February 22, 1998 and (ii) such corporation's certificate of incorporation does not expressly provide for approval by the holders of a majority of the corporation's shares entitled to vote thereon. Since the Company was incorporated on October 4, 1961, and its Certificate of Incorporation does not expressly provide for the approval of a merger transaction by the holders of a majority of the Company's shares entitled to vote thereon, the affirmative vote of at least two-thirds of the shares of Common Stock outstanding on the Record Date and entitled to vote on the matter will be required to approve the Reincorporation Merger.

At the Special Meeting, a vote will be taken on a proposal to approve the Reincorporation Merger.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL NO. 1.

PROPOSAL TO AUTHORIZE THE

BOARD OF DIRECTORS TO AMEND THE COMPANY'S

ARTICLES (CERTIFICATE) OF INCORPORATION TO

EFFECT THE REVERSE STOCK SPLIT

(Proposal No. 2)

Overview

Our Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the shareholders for their approval, a proposal to grant discretionary authority to our Board of Directors to amend MKTY-NV's Articles of Incorporation (or if the Reincorporation Merger is not approved, to amend MKTY-NY's Certificate of Incorporation) (the "Amendment") to effect a Reverse Stock Split of our issued and outstanding Common Stock at any time prior to the 2022 annual meeting of shareholders, at any whole number ratio between one for two and one for ten (1-for-2 to 1-for-10), with the exact exchange ratio and timing of the Reverse Stock Split (if at all) to be determined at the discretion of the Board of Directors. The Reverse Stock Split will be effected only if it is necessary to satisfy the initial or continued listing standards or requirements of The Nasdaq Capital Market or another national securities exchange, as discussed further below under "Reasons for Reverse Stock Split."

If this proposal is approved by the shareholders, our Board of Directors will be granted the discretionary authority to select any whole number ratio between 1-for-2 to 1-for-10 for the Amendment and the Reverse Stock Split, and will be authorized to implement the Amendment and effect the Reverse Stock Split at any time prior to the 2022 annual meeting of shareholders, with the exact exchange ratio and timing of the Reverse Stock Split (if at all) to be determined at the discretion of the Board of Directors. Our Board of Directors' decision whether or not (and when) to file the Amendment and effect the Reverse Stock Split (and at what whole number ratio to effect the Reverse Stock Split) will be based solely on whether the Reverse Stock Split is necessary to satisfy the initial or continued listing standards or requirements of The Nasdaq Capital Market or another national securities exchange.

Shareholder approval is being requested to implement the Amendment and effect the Reverse Stock Split at any whole number ratio between 1-for-2 to 1-for-10 in order to provide our Board of Directors with the flexibility to determine the ultimate exchange ratio of the Reverse Stock Split, based upon the best interests of the Company and its shareholders. If the shareholders approve the Amendment and Reverse Stock Split, the Company reserves the right not to file the Amendment and effect the Reverse Stock Split, even if the Reverse Stock Split is necessary to satisfy the initial or continued listing standards of The Nasdaq Capital Market or another national securities exchange, if our Board of Directors does not deem it to be in the best interests of the Company and its shareholders. The form of Amendment to amend MKTY-NV's Articles of Incorporation to effect the Reverse Stock Split is attached to this proxy statement as Appendix D. The form of Amendment to amend MKTY-NY's Certificate of Incorporation, if the Reincorporation Merger is not approved, to effect the Reverse Stock Split is attached to this proxy statement as Appendix E. The form of Amendment to effect the Reverse Stock Split, as more fully described below, will effect the Reverse Stock Split but will not change the number of authorized shares of Common Stock.

The Company believes that the availability of a range of reverse stock split ratios will provide it with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its shareholders. In determining which ratio to implement, if any, following the receipt of shareholder approval, our Board may consider, among other things, factors such as:

  the historical trading price and trading volume of our Common Stock;

  the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

  the Company's ability to facilitate the listing of our Common Stock on The Nasdaq Capital Market or another national securities exchange; and

  prevailing general market and economic conditions.

The Board, in its discretion, may elect, at any time prior to the 2022 annual meeting of shareholders, to implement the Amendment and effect the Reverse Stock Split at a ratio within the range set forth above upon receipt of shareholder approval, if the Reverse Stock Split is necessary to satisfy the initial or continued listing standards or requirements of The Nasdaq Capital Market or another national securities exchange, or none of them if the Board determines in its discretion not to proceed with the Reverse Stock Split.

As a New York corporation, MKTY-NY is governed by our Certificate of Incorporation. If we consummate the Reincorporation Merger, as MKTY-NV, we will become governed by the Articles of Incorporation, a copy of which is attached to this proxy statement as Appendix B. If our shareholders approve the grant of discretionary authority to implement the Amendment and effect the Reverse Stock Split but do not approve the Reincorporation Merger, we will remain a New York corporation governed by our Certificate of Incorporation. In such event, should the Board decide to implement the Amendment and effect the Reverse Stock Split, we will amend MKTY-NY's Certificate of Incorporation in the form set forth in Appendix E. On the other hand, if our shareholders approve the Reincorporation Merger, and should our Board decide to implement the Reverse Stock Split following the Reincorporation Merger, we will amend our (i.e., MKTY-NV) Articles of Incorporation in the form set forth in Appendix D.

Reasons for Reverse Stock Split

The Board proposes to effect, and believes that shareholders should authorize, the Reverse Stock Split for the following reasons:

  Our Common Stock is traded on the OTC Markets. The OTC Markets is an inter-dealer, over-the-counter market that provides significantly less liquidity than national securities exchanges, such as The Nasdaq Capital Market. We would like to have the flexibility in the future to consider listing our Common Stock on The Nasdaq Capital Market or on another national securities exchange. Most national securities exchanges maintain minimum share price requirements to determine a security's eligibility for listing on the securities exchange. For example, in order to list our Common Stock on The Nasdaq Capital Market, we would be required to have a minimum bid price of $4.00 per share pursuant to Nasdaq Listing Rule 5505(a)(1)(A). Alternatively, the Company could have a minimum closing price of $3 per share, if the Company meets the requirements of the Equity or Net Income Standards under Nasdaq Listing Rules 5505(b)(1) or (b)(3), or a minimum closing price of $2 per share, if the Company meets the requirements of the Market Value of Listed Securities Standard under Rule 5505(b)(2), provided that, in either case the Company must also demonstrate that it has net tangible assets (i.e., total assets less intangible assets and liabilities) in excess of $2 million, since the issuer has been in continuous operation for at least three years, or average revenue of at least $6 million for the last three years. As of the Record Date, the closing price of our common stock, as listed on the OTC Markets, was $10.20 per share. In the event our stock price declines below such applicable minimum price per share, our Board believes that the Reverse Stock Split, although it may not increase our stock price to the applicable minimum price per share immediately, may make it easier for the Company to achieve that level in the future, thereby facilitating listing of our Common Stock on The Nasdaq Capital Market or on another national securities exchange.

  If our Common Stock is listed on The Nasdaq Capital Market or another national securities exchange, we will be required to maintain a minimum bid price. For example, The Nasdaq Capital Market requires companies listed on the exchange to maintain a minimum bid price of $1.00. In the event the price of our Common Stock declines below the minimum bid price of the applicable national securities exchange, we may decide to effect the Reverse Stock Split for the sole purpose of regaining compliance with the minimum bid price requirement.

Possible Disadvantages of Reverse Stock Split

The Board believes that the potential advantages of the Reverse Stock Split significantly outweigh any disadvantages that may result. The following are possible disadvantages of the Reverse Stock Split:

  Although our Board expects that the Reverse Stock Split will result in an increase in the price of our Common Stock, the effect of the Reverse Stock Split cannot be predicted with certainty. Other factors, such as the Company's financial results, market conditions and the market perception of the Company's business may adversely affect our stock price. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above; that the stock price will increase following the Reverse Stock Split; or that the stock price will not decrease in the future.

  Because the Reverse Stock Split will reduce the number of shares of our Common Stock available in the public market, the trading market for such securities may be harmed, particularly if the stock price does not increase as a result of the Reverse Stock Split. The Reverse Stock Split will reduce the number of shares outstanding, including the number of shares in the public float. A reduction in the public float could reduce the amount of trading in our shares of Common Stock.

Effects of Reverse Stock Split

General

If the Reverse Stock Split is approved and implemented, the principal effects will be to decrease the number of outstanding shares of the Company's Common Stock based on the reverse stock split ratio selected by the Board. As of the Record Date, approximately 9,821,857 shares of our Common Stock were issued and outstanding. Without taking into account fractional shares that will be cashed out as described below, based on this number of shares issued and outstanding and, for illustrative purposes only, assuming a reverse split ratio of 1-for-5, the Company would have approximately 1,964,371 shares outstanding immediately following the completion of the Reverse Stock Split.

The proposed Reverse Stock Split will affect all holders of our Common Stock equally and will not affect any of their percentage ownership interests in the Company. The proposed Reverse Stock Split will not affect voting rights and other rights and preferences of our holders of Common Stock, nor will it affect the number of our shareholders of record.

The Amendment to our Articles of Incorporation (or Certificate of Incorporation if the Reincorporation Merger is not approved) to effect the Reverse Stock Split will not proportionately change the number of authorized shares of our Common Stock. As a result, one of the effects of the Reverse Stock Split, if effected, will be to effectively increase the proportion of authorized shares of Common Stock, which are unissued relative to those which are issued. This could result in us being able to issue more shares of Common Stock without further shareholder approval.

Actions to be Taken and Effectiveness of Reverse Stock Split

The Amendment and Reverse Stock Split, if approved by our shareholders, would become effective upon the filing and effectiveness of a Certificate of Amendment to MKTY-NV's Articles of Incorporation with the Secretary of State of the State of Nevada (assuming shareholder approval of the Reincorporation Merger). However, the exact timing of the filing of the Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its shareholders, if at all. Accordingly, the Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Amendment, the Board, in its sole discretion, determines that it is no longer in the Company's best interests and the best interests of its shareholders to proceed with the Reverse Stock Split.

Notwithstanding the foregoing, we must first notify FINRA of the intended Reverse Stock Split by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such action, as our failure to provide such notice could constitute fraud under Section 10 of the Exchange Act.

If the Board fails to implement the Reverse Stock Split by the 2022 annual meeting of shareholders, shareholder approval would be required again prior to implementing any reverse stock split. If our shareholders approve the grant of discretionary authority to implement the Amendment and effect the Reverse Stock Split but do not approve the Reincorporation Merger, we will remain a New York corporation governed by our Certificate of Incorporation. In such event, should the Board decide to file the Amendment and effect the Reverse Stock Split, we will amend MKTY-NY's Certificate of Incorporation instead.

Effect on Stock Certificates

Shareholders are not required to send in their current certificates for exchange. Following the Reverse Stock Split, each stock certificate representing issued and outstanding shares of our Common Stock will represent a fewer number of shares, as adjusted appropriately based on the Reverse Stock Split ratio selected by our Board. For example, a stock certificate evidencing 100 shares of Common Stock will, upon effectiveness of the Reverse Stock Split, represent 20 shares of Common Stock (assuming that the Board effects the Reverse Stock Split at a 1-for-5 ratio).

Effect on Company's Stock Plans

As of the Record Date, approximately 321,500 shares of our Common Stock were subject to the exercise of outstanding stock options and other awards, and approximately 11,125 additional shares were reserved and available for issuance pursuant to future awards, under the Company's stock incentive plans. As of the Record Date, no awards have been granted under the 2021 Plan.

Under these plans, the number of shares reserved and available for issuance and the number, exercise price, grant price or purchase price of shares subject to outstanding awards will be proportionately adjusted based on the reverse split ratio selected by the Board if the Reverse Stock Split is effected. As a result, using the above data as of the Record Date, and assuming for illustrative purposes only that a 1-for-5 reverse stock split is effected, the number of shares issuable upon exercise or vesting of outstanding awards would be adjusted from 321,500 shares to 64,300 shares, and the 11,125 shares that were available for future issuance under the stock plans would be adjusted to 2,225 shares (subject to increase as and when awards made under the stock plans expire or are forfeited and are returned in accordance with the terms of the plans).

For individual holders, the number of shares subject to outstanding awards would be reduced by a factor of 5 and, in the case of outstanding stock options, the exercise price per share would be increased by a multiple of 5, such that upon an exercise, the aggregate exercise price payable by the optionee to the Company would remain the same. For example, an outstanding stock option for 100 shares of Common Stock, exercisable at $5 per share, would be adjusted as a result of a 1-for-5 split ratio into an option exercisable for 20 shares of Common Stock at an exercise price of $25 per share. In connection with the proposed Reverse Stock Split, the number of shares of our Common Stock issuable upon exercise of outstanding stock awards will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.

Fractional Shares

We will not issue any fractional shares of common stock to holders of our Common Stock in connection with the Reverse Stock Split. Instead, with respect to any fractional share resulting from the Reverse Stock Split, and subject to applicable law, we will pay in cash the value of such fractional share.

Effect on Registered and Beneficial Holders

If the Reverse Stock Split is implemented, the Company intends to treat beneficial holders (i.e., shareholders who hold their shares in "street name" through a bank, broker or other nominee) in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares in "street name." However, these banks, brokers or other nominees may have their own procedures for processing the Reverse Stock Split. Shareholders who hold shares with a bank, broker or other nominee and have questions in this regard are encouraged to contact their bank, broker or other nominee.

No Dissenters' Rights

Under New York law, the Company's shareholders are not entitled to dissenter's rights or appraisal rights with respect to the Amendment and the Reverse Stock Split described in this proposal.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the shareholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our shareholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock. A United States holder, as used herein, is a shareholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust's administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no income or loss should be recognized by a shareholder upon such shareholder's exchange of pre-Reverse Stock Split shares of Common Stock for post-Reverse Stock Split shares of Common Stock pursuant to the Reverse Stock Split, and the aggregate adjusted basis of the post- Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The shareholder's holding period for the post- Reverse Stock Split shares of Common Stock will include the period during which the shareholder held the pre- Reverse Stock Split shares of Common Stock surrendered.

Interests of Directors and Executive Officers

Our current directors and executive officers, as well as any other persons who have been a director or executive officer of the Company at any time since the beginning of fiscal year 2020, have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote Required and Recommendation

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable New York law), the majority vote of shareholders present in person or by proxy and voting either affirmatively or negatively will be required for approval. Section 803(a) of the NYBSC provides that the vote of a majority of all outstanding shares entitled to vote on a matter at a meeting of shareholders is required to approve an amendment to a certificate of incorporation. Accordingly, the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote on the matter will be required to approve the Amendment and the Reverse Stock Split.

At the Special Meeting, a vote will be taken on a proposal to approve the Amendment to the Company's Articles (Certificate) of Incorporation to effect, in the discretion of the Board of Directors, the Reverse Stock Split.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL NO. 2.

PROPOSAL TO APPROVE THE

ADOPTION OF THE 2021 PLAN

(Proposal No. 3)

Overview

The Company is seeking shareholder approval for its 2021 Stock Incentive Plan (the "2021 Plan") including the reservation of the number shares of Common Stock issuable under the 2021 Plan as described in the subsection below titled "Number of Shares of Common Stock Subject to the 2021 Plan and Award Limit; Reservation of Shares." The 2021 Plan was adopted by the Board on February 12, 2021, subject to shareholder approval at the Special Meeting.

The purpose of the 2021 Plan is to attract and retain senior managers, employees, directors, consultants, professionals and service providers who provide services to the Company or any of its subsidiaries, provided that such services are bona fide services that are not of a capital-raising nature ("Eligible Persons"). The 2021 Plan provides both for the direct award of shares, for the grant of options to purchase shares of Common Stock, as well as for the grant of Restricted Stock Units ("RSUs").

The Company has a policy of awarding significant amounts of restricted stock grants to the Company's directors, officers, employees and consultants on an annual basis. If our shareholders approve the 2021 Plan, the Company intends for any RSUs granted and any stock options that may be granted in the future to Eligible Persons be granted on a similar basis, and at that such options be granted at the market price on the date of grant. Restricted stock grants generally vest over one or more years, and if our shareholders approve the 2021 Plan, the Company intends that, for any stock options and RSUs granted, Eligible Persons may only receive shares of Common Stock so long as such grants have vested from time to time, in whole or in part, in the manner and subject to the conditions that the Board or its compensation committee in its discretion may provide in the applicable award agreement.

The Board believes that it is in the best interests of the Company and our shareholders for the Company to approve the 2021 Plan. There are relatively few shares available for grant under the Company's 2012 Equity Incentive Plan and (the "2012 Plan") and the Company's 2014 Equity Incentive Plan (the "2014 Plan"), and there are no shares reserved for future grants under the Company's 2006 Equity Incentive Plan (the "2006 Plan"). The 2006 Plan was approved by our shareholders on May 18, 2006, and was amended and restated by the Board in 2009, 2011 and 2016. The 2012 Plan was approved by our shareholders on June 14, 2012, and was amended and restated by our Board effective October 20, 2016. The 2014 Plan was approved by our shareholders on June 11, 2014. The Board believes that equity awards assist in retaining, motivating and rewarding Eligible Persons by giving them an opportunity to obtain long-term equity participation in the Company. In addition, equity awards are an important contributor to aligning the incentives of the Company's employees and other service providers with the interests of our shareholders. Our Board also believes that equity awards are essential to attracting new employees and retaining current employees. Further, the granting of options to new and existing employees frequently permits the Company to provide greater levels of compensation to its employees, without having to pay them higher salaries, which could adversely affect the Company's financial position. The Board believes that to remain competitive with other technology companies in our long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company and that an inability to offer equity incentives to new and current employees would put the Company at a competitive disadvantage in attracting and retaining qualified personnel.

Plan Summary

Our Board adopted the 2021 Plan on February 12, 2021. At the Special Meeting, we are asking shareholders to approve the 2021 Plan and the reservation of the number shares of Common Stock issuable under the 2021 Plan as described in the subsection below titled "Number of Shares of Common Stock Subject to the 2021 Plan and Award Limit; Reservation of Shares." The 2021 Plan authorizes us to issue such shares of Common Stock upon the exercise of stock options, the grant of restricted stock awards and the conversion of RSUs (collectively, the "Awards"). As of the Record Date, no awards have been granted under the 2021 Plan.

The following paragraphs provide a summary of the principal features of the 2021 Plan and its operation. The following summary is qualified in its entirety by reference to the 2021 Plan as set forth in Appendix F.

Administration

The 2021 Plan will be administered by the Compensation Committee of the Board (the "Compensation Committee"). The Compensation Committee will have full authority, subject to the terms of the 2021 Plan, to interpret the 2021 Plan and establish rules and regulations for the proper administration of the 2021 Plan. Each of the Chief Executive Officer, the Chief Financial Officer and the Secretary of the Company shall be authorized to implement the 2021 Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the 2021 Plan. The validity, construction and effect of the 2021 Plan and any rules and regulations relating to the 2021 Plan shall be determined in accordance with the laws of the State of New York. If the Reincorporation Merger is approved by the shareholders at the Special Meeting, then upon the reincorporation of the Company in the State of Nevada, it is expected that certain changes to the 2021 Plan may be necessary to comply with the laws of the State of Nevada, and the validity, construction and effect of the 2021 Plan and any rules and regulations relating to the 2021 Plan will be determined in accordance with the laws of the State of Nevada.

Number of Shares of Common Stock Subject to the 2021 Plan and Award Limit; Reservation of Shares

Subject to certain adjustments as provided in the 2021 Plan, the maximum aggregate number of shares of Common Stock that may be issued under the 2021 Plan (i) pursuant to the exercise of stock options, (ii) as restricted stock and (iii) as available pursuant to RSUs shall be limited to (A) during the Company's fiscal year ending December 31, 2021 (the "2021 Fiscal Year"), 1,460,191 shares of Common Stock, which is equal to 15% of the number of shares of Common Stock outstanding on January 1, 2021, and (B) beginning with the Company's fiscal year ending December 31, 2022 (the "2022 Fiscal Year"), fifteen percent (15%) of the number of shares of Common Stock outstanding, which calculation shall be made on the first trading day of a new fiscal year; provided that, (A) during the 2021 Fiscal Year, no more than 778,769 shares of Common Stock, which is equal to 8% of the number of shares of Common Stock outstanding on January 1, 2021, may be issued pursuant to Award grants and (B) during any fiscal year of the Company beginning with the 2022 Fiscal Year and thereafter, no more than eight percent (8%) of the number of shares of Common Stock outstanding may be issued pursuant to Award grants in any fiscal year. Subject to certain adjustments as provided in the 2021 Plan, (i) shares of Common Stock subject to the 2021 Plan shall include shares of Common Stock forfeited in a prior year and (ii) the number of shares of Common Stock that may be issued under the 2021 Plan may never be less than the number of shares of Common Stock that are then outstanding under Award grants.

In the event that, prior to the date on which the 2021 Plan shall terminate, any Award granted under the 2021 Plan expires unexercised or unvested or is terminated, surrendered or cancelled without the delivery of shares of Common Stock, or any Awards are forfeited back to the Company, then the shares of Common Stock subject to such Award may be made available for subsequent Awards under the terms of the 2021 Plan.

Eligibility

All senior managers, employees, directors, consultants, professionals and service providers who provide services to the Company are eligible to participate in the 2021 Plan. The selection of those eligible employees, directors and consultants who will receive the Awards is within the discretion of the Compensation Committee. As of the Record Date, approximately 29 employees, 3 executive officers, and 5 non-employee directors were eligible to participate in the 2021 Plan.

Term of 2021 Plan

The 2021 Plan became effective on February 12, 2021, the date on which the Board adopted the 2021 Plan, and it shall automatically terminate on the tenth (10th) anniversary of such date. No further Awards may be granted under the 2021 Plan after such date of termination. In addition, in the event that the shareholders of the Company do not approve the 2021 Plan within twelve (12) months of such effective date, the 2021 Plan shall terminate. The Board may terminate, suspend or amend the Plan at any time without shareholder approval except to the extent that shareholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Exchange Act or any successor rule or regulation; or (b) the rules of any exchange on or through which the shares of Common Stock are then listed or traded. If the 2021 Plan is terminated, as a result of not having been approved by shareholders during such 12-month period, automatic termination on the tenth (10th) anniversary of the Board's adoption of the 2021 Plan or pursuant to any other terms of the 2021 Plan, notwithstanding such termination, all Awards granted prior to such termination shall continue until they are terminated by their respective terms.

Adjustments and Changes in Shares

In the event that there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares of Common Stock, or other similar corporate change affecting the shares of Common Stock, the Board shall appropriately adjust the aggregate number of shares of Common Stock (including shares of Common Stock underlying stock options and RSUs) available for Awards under the 2021 Plan or subject to outstanding Awards, and any other factors, limits or terms affecting any outstanding or subsequently issuable Awards as may be appropriate.

Transferability of Awards

Except as otherwise determined by the Compensation Committee, no Award may be assigned, sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the life of the participant, shall be exercisable only by such participant.

Types of Awards

Under the 2021 Plan, the Compensation Committee is authorized to grant shares of restricted Common Stock, RSUs and stock options.

Restricted Stock Awards and RSUs

Restricted stock is an award of shares of our Common Stock that vests in accordance with the terms and conditions set forth in the applicable award agreement entered into by the Company and each participant. Until the applicable restrictions (as the Compensation Committee may specify) lapse, such shares are subject to forfeiture and may not be sold or otherwise disposed of by the participant who holds them. After all conditions and restrictions applicable to such shares of restricted stock have been satisfied or lapse, such shares shall become freely transferable by such participant.

RSUs confer the right of a holder to receive shares of Common Stock at a future date and are denominated in units. No shares of Common Stock are actually issued to the recipient of an RSU on the grant date. Instead, when an RSU award vests, it is settled by a delivery of shares of Common Stock.

Each restricted stock award or RSU is evidenced by an award agreement specifying the number of shares or RSUs, as applicable, the vesting schedule, the vesting conditions, and the other terms of the restricted stock award or RSU. Vesting of restricted stock awards and RSUs may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by the Compensation Committee. Unless set forth in the award agreement, a recipient of restricted stock will have the rights of a shareholder during the restriction period, including the right to receive any dividends, which may be subject to the same restrictions as the restricted stock. A recipient of RSUs will have none of the rights of a shareholder unless and until shares of Common Stock are actually delivered to such participant. Upon termination of employment or a period of service, upon a Change of Control, or upon failure to satisfy other vesting conditions, a participant's unvested shares of restricted stock and unvested RSUs may be forfeited or accelerated, as applicable, as provided in such participant's award agreement, as determined in the sole discretion of the Compensation Committee. "Change of Control" shall mean a merger or consolidation in which securities constituting more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons who do not own more than fifty percent (50%) of the combined voting power of the Company's outstanding securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company's assets to a non-affiliate of the Company.

Stock Options

A stock option is the right to purchase a specified number of shares of Common Stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the 2021 Plan. The Compensation Committee sets the exercise price of each stock option, which cannot be less than 100% of the fair market value of our Common Stock at the time of grant. To the extent permitted by law, any stock option may permit payment of the exercise price and payment of any applicable tax withholding from the proceeds of sale through a broker or bank on a date satisfactory to the Compensation Committee of some or all of the shares of Common Stock to which such exercise relates. In such case, the Compensation Committee will establish rules and procedures relating to such broker- (or bank-) assisted exercises in a manner intended to comply with the requirements of Section 402 of the Sarbanes-Oxley Act of 2002 and Section 409A including as to all stock options, without limitation, the time when the election to exercise an option in such manner may be made, the time period by which the broker or bank must remit payment of the exercise price and applicable tax withholding, the interest or other earnings attributable to the payment and the method of funding, if any, attributable to the payment.

The Compensation Committee will determine the methods by which the exercise price of a stock option may be paid, the form of payment and the methods by which shares of Common Stock will be delivered or deemed to be delivered to participants. As determined by the Compensation Committee, payment of the exercise price of a stock option may be made, in whole or in part, in the form of: (1) cash or cash equivalents; (2) delivery (by either actual delivery or attestation) of previously-acquired shares of Common Stock based on the "Fair Market Value" (as defined in the 2021 Plan) of the shares of Common Stock on the date the stock option is exercised; (3) withholding of shares of Common Stock from the stock option based on the Fair Market Value of shares of Common Stock on the date the stock option is exercised; (4) broker-assisted or bank-assisted market sales; or (5) any other "cashless exercise" arrangement satisfactory to the Compensation Committee.

Stock options are evidenced by an option agreement specifying the exercise price, the vesting schedule, the number of shares of Common Stock granted, and the other terms of the stock option. Stock options expire at the time set forth in a participant's stock option agreement.

New Plan Benefits

The future benefits or amounts that would be received under the 2021 Plan are not determinable at this time as both participation in the 2021 Plan and the amounts that Eligible Persons may be awarded are discretionary.

Federal Tax Aspects

The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to the Company of stock options, RSUs and restricted stock awards granted under the 2021 Plan. This summary is not intended to be a complete discussion of all the federal income tax consequences of the 2021 Plan or of all the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law in effect on the date hereof, which is subject to change (perhaps with retroactive effect) and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, depending upon the personal circumstances of individual recipients and each recipient should consider its, his or her personal situation and consult with its, his or her own tax advisor with respect to the specific tax consequences applicable to it, him or her. The following assumes stock options have been granted at an exercise price per share at least equal to 100% of the fair market value of the Common Stock on the date of grant.

Tax consequences of non-qualified stock options.   The 2021 Plan does not provide for the award of incentive stock options, pursuant to Section 422 of the Internal Revenue Code, but only for the award of non-qualified stock options.  In general, an employee, director or consultant will not recognize income at the time of the grant of non-qualified stock options under the 2021 Plan. When an optionee exercises a non-qualified stock option, he or she generally will recognize ordinary income equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of the Common Stock received over the option exercise price. The tax basis of such shares to the optionee will be equal to the exercise price paid plus the amount of ordinary income includible in his or her gross income at the time of the exercise. Upon a subsequent sale or exchange of shares of Common Stock acquired pursuant to the exercise of a non-qualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares of Common Stock. The capital gain or loss will be short-term or long-term depending on holding period of the shares of Common Stock sold.

Tax consequences of restricted stock awards.   In general, the recipient of a stock award that is not subject to restrictions will recognize ordinary income at the time the shares of Common Stock are received equal to the excess, if any, of the fair market value of the shares of Common Stock received over the amount, if any, the recipient paid in exchange for the shares of Common Stock. If, however, the shares of Common Stock are subject to vesting or other restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture) when the shares of Common Stock are granted (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the shares of Common Stock becomes vested or the restrictions otherwise lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, the recipient paid in exchange for the shares of Common Stock. If the shares of Common Stock are forfeited under the terms of the restricted stock award, the recipient will not recognize income and will not be allowed an income tax deduction with respect to the forfeiture.

A recipient may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days of his or her receipt of a restricted stock award to recognize ordinary income, as of the award date, equal to the excess, if any, of the fair market value of the shares of Common Stock on the award date less the amount, if any, the recipient paid in exchange for the shares of Common Stock. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the stock award is forfeited, he or she will not be allowed an income tax deduction. If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the shares of Common Stock prior to the date the vesting or restrictions lapse will be treated as compensation income.

The recipient's tax basis for the determination of gain or loss upon the subsequent disposition of shares of Common Stock acquired as stock awards will be the amount paid for such shares plus the amount includible in his or her gross income as compensation in respect of such shares.

Withholding and other consequences.   Any compensation includible in the gross income of a recipient will be subject to appropriate federal and state income tax withholding.

Tax effect for the Company.   We are generally entitled to an income tax deduction in connection with a stock option or restricted stock award granted under the 2021 Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, the exercise of a non-qualified stock option). Special rules may limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers under Section 162(m) of the Internal Revenue Code to the extent that annual compensation paid to any of the foregoing individuals exceeds $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF STOCK OPTIONS, RSUs AND RESTRICTED STOCK AWARDS UNDER THE 2021 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, TO AVOID PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2020, we had two equity compensation plans, each of which was originally approved by our shareholders: the 2012 Plan and the 2014 Plan (collectively, the "Plans"). The 2012 Plan was amended and restated and approved by our Board in 2016. See "Executive Compensation - MKTY Equity Incentive Plans" for a description of the Plans.

The following table presents information regarding the Plans as of December 31, 2020:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	398,750	$ 0.87	11,125

Total	398,750		11,125

(1)      The securities available under the Plans for issuance and issuable pursuant to exercises of outstanding options may be adjusted in the event of a change in outstanding stock by reason of stock dividend, stock splits, reverse stock splits, etc.

Interests of Directors and Executive Officers

Our current directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the 2021 Plan.

Vote Required and Recommendation

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable New York law), the majority vote of shareholders present in person or by proxy and voting either affirmatively or negatively will be required for approval. Accordingly, the majority vote of shareholders present in person or by proxy at the Special Meeting will be required to approve the adoption of the 2021 Plan.

At the Special Meeting, a vote will be taken on a proposal to approve the adoption of the 2021 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL NO. 3.

EXECUTIVE COMPENSATION

Compensation Philosophy

The primary objectives of our compensation policies are to attract, retain, motivate, develop, and reward our management team for executing our strategic business plan, thereby enhancing shareholder value, while recognizing and rewarding individual and Company performance. These compensation policies include: (i) an overall management compensation program that is competitive with companies of similar size or within our industry; and (ii) long-term incentive compensation in the form of stock-based compensation that is aimed towards encouraging management to continue to focus on shareholder returns. Our executive compensation program ties a substantial portion of our executive's overall compensation to key strategic, financial, and operational goals, including: establishing and maintaining customer relationships; signing original equipment manufacturer agreements; meeting revenue targets and profit and expense targets; introducing new products; progressing products towards manufacturing; and improving operational efficiency.

We believe that potential equity ownership in our Company is important to provide executive officers with incentives to build value for our shareholders. We believe that equity awards provide executives with a strong link to our short-term and long-term performance while creating an ownership culture to maintain the alignment of interests between our executives and our shareholders. When implemented responsibly, we also believe these equity incentives can function as a powerful executive retention tool.

Our Compensation Committee, consisting entirely of independent directors, administers our compensation plans and policies, including the establishment of policies that govern base salary as well as short-term and long-term incentives for our executive management team.

Summary of Cash and Other Compensation

The following table sets forth the total compensation received for services rendered in all capacities to the Company during the fiscal years ended December 31, 2020 and December 31, 2019 by our Chief Executive Officer and Chief Financial Officer (the "Named Executive Officers"), as well as Frederick W. Jones, who served as our Chief Executive and Chief Financial Officer during 2019. We had no other executive officers during these years.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Option Awards ($) (4)	Restricted Stock Awards ($)	Non-Equity Incentive Plan Compensation ($) (6)	All Other Compensation ($) (7)	Total ($)
Michael Toporek (1)	2020	20,192	5,521	-	-	-	25,713
Chief Executive Officer	2019	-	-	-	-	-	-
Jessica L. Thomas (2)	2020	73,327	14,307	27, 225	25,000	-	139,859
Chief Financial Officer	2019	-	-	-	-	-	-
Frederick W. Jones (3)	2020	173,611	-	- (5)	50,000	6,588	233,169
Former Chief Executive Officer, Former Chief Financial Officer and Former Secretary	2019	192,995	-	-	25,000	7,720	225,715

(1)          Michael Toporek was named our Chief Executive Officer on November 2, 2020 and has served as a director since October 2016. The compensation that Mr. Toporek received for serving as a director is listed in the Director Compensation table on p. 38.

(2)          Jessica L. Thomas joined the Company as its Chief Financial Officer in July 2020.

(3)          Mr. Jones resigned from the Company effective September 11, 2020.

(4)          The amounts shown in this column represent the grant date fair values of any stock option awards awarded in each of the past two years, which were computed in accordance with FASB ASC Topic 718. The Company used a Black-Scholes Option Pricing Model to determine the weighted average fair value of the options, which were estimated on the dates of grant.

(5)           Mr. Jones received $2,970 in restricted stock awards in fiscal year 2020 that did not vest prior to his resignation and were forfeited effective with his departure date.

(6)           The amounts shown in this column represent accruals made pursuant to the successful completion of certain performance objectives.

(7)           "All Other Compensation" consists of matching contributions to our 401(k) plan.

Base Salary and Cash Incentives of our Former Chief Executive Officer and Former Chief Financial Officer

On May 5, 2017, the Company entered into an employment agreement with Mr. Jones to serve as its Chief Executive Officer and Chief Financial Officer. The agreement provided for an initial term ending December 31, 2018, and, unless either party provided written notice that the agreement would not be renewed, was renewed for an additional year on December 31, 2018 and each subsequent December 31; such non-renewal could be for any or for no stated reason. Mr. Jones resigned from the Company and provided notice of non-renewal on August 24, 2020.

The agreement provided that Mr. Jones would receive an annual base salary of $182,310 or such higher figure as may be agreed upon from time to time by the Board. Mr. Jones was also eligible to receive an annual bonus in accordance with MKTY's executive bonus program, which is established annually by the Board at its sole discretion, and also could have received, at MKTY's sole discretion, an additional, discretionary bonus in connection with his annual evaluation by the Board. Mr. Jones was also eligible to receive options to purchase MKTY's Common Stock or other equity awards under MKTY's equity incentive plans in such amounts as determined by the Board, and was entitled to such employee benefits, if any, as are generally provided to MKTY's full-time employees.

The agreement also contained non-disparagement, non-solicitation, and confidentiality provisions.

In January 2019, the Compensation Committee increased Mr. Jones' annual base salary to $193,125. The Compensation Committee approved a $25,000 payment for Mr. Jones for his additional responsibilities and duties relative to the Company's initiative to establish EcoChain and associated investment in the field of vertically integrated energy production and crypto mining. As such, we accrued for Mr. Jones, as of December 31, 2019, a $25,000 payment. This accrual was paid in full during January 2020.

In addition to base salary compensation, we consider short-term cash incentives to be an important tool in motivating and rewarding near-term performance against established short-term goals. We do not utilize a specific formula, but executive management is eligible for cash awards contingent upon achievement of individual, financial, or Company-wide performance criteria. The criteria are established to ensure that a reasonable portion of an executive's total annual compensation is performance-based.

We believe that the higher an executive's level of responsibility, the greater the portion of that executive's total earnings potential should be tied to the achievement of critical technological, operational and financial goals. We believe this strategy places the desired proportionate level of risk and reward on performance by the Chief Executive Officer and Chief Financial Officer and, when applicable, our other executive officers.

While performance targets are established at levels that are intended to be achievable, we believe that we have structured these incentives so that maximum bonus payouts would require a substantial level of both individual and Company performance.

Long-Term Equity Incentive Compensation

Equity awards typically take the form of stock options, although the Company has the ability to award restricted stock grants under its equity compensation plan and did so in January 2020. Authority to make equity awards to executive officers rests with our Compensation Committee. In determining the size of awards for new or current executives, we consider the competitive market, strategic plan performance, contribution to future initiatives, benchmarking of comparative equity ownership for executives in comparable positions at similar companies, individual option history, and recommendations of our Chief Executive Officer and Chairman.

We generally base our criteria for performance-based equity awards on one or more of the following long-term measurements:

  procurement and maintenance of original equipment manufacturer alliance/strategic agreements;

  manufacturing readiness;

  financing targets;

  gross revenue and profit goals;

  operating expense improvements; and

  product launches, new product introductions or improvements to existing products or product-intent prototypes.

These performance measurements support various initiatives identified by the Board as critical to our future success, and are either expressed as absolute in terms of success or failure, or will be measured in more qualitative terms.

The timing of all equity awards for our named executive officers have coincided with either employment anniversary dates or our annual meeting dates, or such equity awards are granted at the next scheduled meeting of the Compensation Committee following the completion or assignment of the applicable objectives. We do not time option grants to our executives in coordination with the release of material non-public information, nor do we impose any equity ownership guidelines on our executives.

The following table sets forth certain information regarding the options held and value of our named executive officers' unexercised options and unvested stock awards as of December 31, 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2020

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	All other stock awards: Number of unvested shares of stock (#)	All other stock awards: Market value of unvested shares of stock ($)
Michael Toporek	12/12/2018	3,750	3,750	0.90	12/12/2028	-	-
Jessica L. Thomas	07/01/2020	-	25,000	0.70	07/01/2030	-	-
	12/21/2020	-	-	-	-	$7,500	$27,225

Equity awards were not granted during 2019.

MKTY Equity Incentive Plans

As of December 31, 2020, we had two equity compensation plans: (1) the 2012 Plan; and (2) the 2014 Plan. The Compensation Committee administers all of our equity compensation plans and has the authority to determine the terms and conditions of the awards granted under equity plans.

2012 Plan

The 2012 Plan was adopted by the Board on April 14, 2012 and approved by our shareholders on June 14, 2012. The 2012 Plan was amended and restated by the Board effective October 20, 2016 to (i) permit the award agreement or another agreement entered into between the Company and the award grantee to vary the method of exercise of options issued under the 2012 Plan and (ii) permit another agreement entered into between the Company and the award grantee, in addition to the award agreement, to vary the provisions governing expiration of options or other awards under the 2012 Plan following termination of the award recipient's service with the Company. The 2012 Plan provides an aggregate of 600,000 shares of Common Stock that may be awarded or issued pursuant to the 2012 Plan. The number of shares that may be awarded under the 2012 Plan and awards outstanding may be subject to adjustment on account of any recapitalization, reclassification, stock split, reverse stock split and other dilutive changes in Common Stock. Under the 2012 Plan, the Board is authorized to issue stock options (incentive and nonqualified), stock appreciation rights, restricted stock, restricted stock units and other stock-based awards to employees, officers, directors, consultants and advisors of the Company and its subsidiaries. Incentive stock options may only be granted to employees of the Company and its subsidiaries. As of December 31, 2020, options to purchase 174,750 shares of Common Stock were outstanding under the 2012 Plan, of which 118,500 were exercisable, with 1,750 shares reserved for future grants of equity awards under the 2012 Plan.

2014 Plan

The 2014 Plan was adopted by the Board on March 12, 2014 and approved by our shareholders on June 11, 2014. The 2014 Plan provides an aggregate number of 500,000 shares of Common Stock that may be awarded or issued under the 2014 Plan. The number of shares that may be awarded under the 2014 Plan and awards outstanding may be subject to adjustment on account of any stock dividend, spin-off, stock split, reverse stock split, split-up, recapitalization, reclassification, reorganization, combination or exchange of shares, merger, consolidation, liquidation, business combination, exchange of shares or the like. Under the 2014 Plan, the Board-appointed administrator of the 2014 Plan is authorized to issue stock options (incentive and nonqualified), stock appreciation rights, restricted stock, restricted stock units, phantom stock, performance awards and other stock-based awards to employees, officers and directors of, and other individuals providing bona fide services to or for, the Company or any affiliate of the Company. Incentive stock options may only be granted to employees of the Company and its subsidiaries. As of December 31, 2020, options to purchase 224,000 shares of Common Stock were outstanding under the 2014 Plan, of which 157,500 were exercisable, with 9,375 shares reserved for future grants of equity awards under the 2014 Plan.

Perquisites and Other Benefits

Our executive officers are eligible to participate in similar benefit plans available to all our other employees including medical, dental, vision, group life, disability, accidental death and dismemberment, paid time off, and 401(k) plan benefits.

We also maintain a standard directors and officers liability insurance policy with coverage similar to the coverage typically provided by other small publicly held technology companies.

Directors' Compensation

Directors who are also our employees, if any, are not compensated for serving on the Board.

On January 14, 2019, the Compensation Committee authorized non-employee directors to continue to receive cash compensation of $10,000 per year, with additional consideration for the Lead Independent Director of $5,000 per year. The Committee reviewed and reaffirmed the Board's prior approval of stock option compensation for board members, our Chief Executive Officer and Chief Financial Officer, and select professional staff.

Future director compensation will be determined by the Compensation Committee.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2020

Name	Fees Earned or Paid in Cash/Total	Restricted Stock Awards
Edward R. Hirshfield (1)	$10,000	-
Matthew E. Lipman (2)	$10,000	-
Thomas J. Marusak (3)	$10,000	15,465
David C. Michaels (4)	$15,000	15,465
William P. Phelan (5)	$10,000	35,000
Michael Toporek (6)	$10,000	-

(1)     As of December 31, 2020, Mr. Hirshfield had 7,500 options outstanding, 3,750 of which were exercisable.

(2)     As of December 31, 2020, Mr. Lipman had 7,500 options outstanding, 3,750 of which were exercisable.

(3)     As of December 31, 2020, Mr. Marusak had 44,500 options outstanding, 38,250 of which were exercisable.

(4)     As of December 31, 2020, Mr. Michaels had 43,000 options outstanding, 35,500 of which were exercisable.

(5)     As of December 31, 2020, Mr. Phelan had 83,500 options outstanding, 77,250 of which were exercisable.

(6)     As of December 31, 2020, Mr. Toporek had 7,500 options outstanding, 3,750 of which were exercisable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock at February 17, 2021 by each of our directors and our executive officers and by all of our current executive officers and directors as a group. We have also included information with respect to each person or group of affiliated persons that, to our knowledge, beneficially own more than 5% of our Common Stock at February 17, 2021.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Mechanical Technology, Incorporated, 325 Washington Avenue Extension, Albany, New York 12205.

	Shares Beneficially Owned
Name and Address of Beneficial Owner (1)(2)	Number (3)	Percent of Class
Executive Officers
Jessica L. Thomas	7,500	*
Moshe Binyamin (4)	15,671	*
Michael Toporek (4),(7)	3,753,750	38.2%

Non-Employee Directors
Edward R. Hirshfield (4)	3,750	*
Matthew E. Lipman (4)(7)	3,753,850	38.2%
Thomas J. Marusak (5)	210,775	2.1%
David C. Michaels (6)	130,977	1.3%
William P. Phelan	237,250	2.4%

All current directors and executive officers as a group (8 persons)	4,363,523	44.1%

Persons or Groups Holding More than 5% of the Common Stock
Brookstone Partners Acquisition XXIV, LLC (7)	3,750,000	38.2%
* Less than 1%

(1)          Based on 9,821,857 shares of Common Stock issued and outstanding as of February 11, 2021.

(2)          Unless otherwise indicated, we believe that each of the shareholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by such shareholder.

(3)          The number of shares beneficially owned by each shareholder is determined under rules promulgated by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after February 17, 2021 through the exercise of any warrant, stock option, or other right. The inclusion in this schedule of such shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of such shares. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options held by such person that are exercisable within 60 days of February 17, 2021, but excludes shares of Common Stock underlying options held by any other person.

(4)          Includes 3,750 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 17, 2021.

(5)          Includes 38,250 shares of common stock issuable upon exercise of stock options exercisable and vesting of restricted stock awards within 60 days of February 17, 2021.

(6)          Includes 35,500 shares of common stock issuable upon exercise of stock options exercisable and vesting of restricted stock awards within 60 days of February 17, 2021.

(7)          Representatives of Brookstone Partners Acquisition XXIV, LLC, a Delaware limited liability company ('Brookstone XXIV'), have provided us the following information: As the Manager of Brookstone XXIV, Brookstone Partners I.A.C. may be deemed to beneficially own the shares of common stock owned directly by Brookstone XXIV. Michael Toporek is President of Brookstone Partners I.A.C. and Matthew Lipman is Secretary of Brookstone Partners I.A.C. and share voting and dispositive power over the shares of common stock owned by Brookstone XXIV. The address of each of Brookstone XXIV, Brookstone Partners I.A.C., Michael Toporek, and Matthew Lipman is 232 Madison Avenue, Suite 600, New York, New York 10016.

FUTURE SHAREHOLDER PROPOSALS

In order to be included in proxy material for the 2021 Annual Meeting of Shareholders, shareholder proposals submitted to the Company in compliance with SEC Rule 14a-8 (which concerns shareholder proposals that are requested to be included in a company's proxy statement), and director nominees, must have been received by us at our offices a reasonable time before we begin to print and send the proxy materials in connection with the 2021 Annual Meeting of Shareholders.

With respect to shareholder proposals to be submitted outside the Rule 14a-8 process for consideration at the 2021 Annual Meeting of Shareholders, if the Company does not receive notice of any such proposal to be presented at the 2021 Annual Meeting of Shareholders a reasonable time before we send the proxy materials in connection with the 2021 Annual Meeting of Shareholders, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

Such shareholder's notice shall include, with respect to each matter that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the 2021 Annual Meeting of Shareholders and the reasons for conducting such business at the 2021 Annual Meeting of Shareholders, and with respect to each person whom the shareholder proposes to nominate for election as a director, all information relating to such person, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, that is required under the Exchange Act.

OTHER BUSINESS

The Board does not intend to bring any other business before the Special Meeting, and, so far as is known to the Board, no matters are to be brought before the Special Meeting except as specified in the Notice of Special Meeting of the Shareholders. As to any business that may properly come before the Special Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting shareholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some shareholders following the original solicitation.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov. You are encouraged to review our Form 10 Registration Statement, filed with the SEC on September 30, 2020, as amended on November 25, 2020 and on January 4, 2021, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Sullivan & Worcester LLP, Attn: David E. Danovitch, Esq. at (212) 660-3060.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains certain forward-looking statements concerning, among other things, our anticipated results, and future plans and objectives that are or may be considered to be "forward-looking statements." The words "believe," "expect," "anticipate," "should," "could" and other expressions that indicate future events and trends identify forward-looking statements. These expectations are based upon many assumptions that we believe to be reasonable, but such assumptions ultimately may prove to be materially inaccurate or incomplete, in whole or in part and, therefore, undue reliance should not be placed on them. Several factors which could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to: the reactions of our customers, suppliers and other persons with whom we do business with respect to the Reverse Stock Split; the effects of the Reverse Stock Split on the market for our Common Stock; general global and economic conditions; and other factors recited from time to time in our filings with the SEC. In light of the uncertainty inherent in our forward-looking statements, you should not consider their inclusion to be a representation that the forward-looking statements will be achieved. In evaluating forward-looking statements, you should consider all these risks and uncertainties, together with any other risks described in our other reports and documents furnished or filed with the SEC, and you should not place undue reliance on those statements. We assume no obligation for updating any forward-looking statements, whether as a result of new information, future events, or otherwise. To the extent that there are any material changes in the information contained in this proxy statement, however, the Company will promptly disclose the changes as and to the extent required by applicable law and the rules and regulations of the SEC.

WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE PROMPTLY VOTE BY DATING, SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

Michael Toporek
Chief Executive Officer

Dated: February 22, 2021

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of [_____], 2021 by and between Mechanical Technology, Incorporated, a New York corporation ("MKTY-NY") and Mechanical Technology, Incorporated, a company organized under the laws of the State of Nevada and a wholly-owned subsidiary of MKTY-NY ("MKTY-NV").

RECITALS:

WHEREAS, MKTY-NY owns all of the issued and outstanding shares of capital stock of MKTY-NV.

WHEREAS, MKTY-NY desires to reorganize as a Nevada corporation by the merger of MKTY-NY with and into MKTY-NV (the "Merger"), with MKTY-NV continuing as the surviving corporation of the Merger.

WHEREAS, the board of directors of MKTY-NY (the "MKTY-NY Board") has (i) determined that this Agreement and the Merger are advisable and in the best interests of MKTY-NY and its shareholders, (ii) approved and adopted this Agreement and the Merger, (iii) resolved to submit this Agreement and the Merger to MKTY-NY's shareholders for their approval, and (iv) resolved to recommend to MKTY-NY's shareholders that they vote in favor of the adoption and approval of this Agreement and the Merger.

WHEREAS, the board of directors of MKTY-NV has (i) determined that this Agreement and the Merger are advisable and in the best interests of MKTY-NV and its sole stockholder, MKTY-NY, and (ii) approved and adopted this Agreement and the Merger.

NOW THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MKTY-NY and MKTY-NV hereby agree as follows:

1.             THE MERGER. In accordance with the Nevada Revised Statutes, as amended (the "NRS"), and the New York Business Corporation Law, as amended (the "NYBCL"), and subject to, and upon the terms and conditions of, this Agreement, MKTY-NY shall be merged with and into MKTY-NV, the separate corporate existence of MKTY-NY shall cease, and MKTY-NV shall continue as the surviving corporation of the Merger (the "Surviving Corporation"). The name of the Surviving Corporation shall be "Mechanical Technology, Incorporated." At the Effective Time as defined below, the effects of the Merger shall be as provided in this Agreement and in the applicable provisions of the NRS and NYBCL. Without limiting the generality of the foregoing, at the Effective Time, all the property, rights, privileges, powers and franchises of MKTY-NY and MLTY-NV shall vest in the Surviving Corporation, and all debts, liabilities and duties of MKTY-NY and MKTY-NV shall become the debts, liabilities and duties of the Surviving Corporation, all as provided in the applicable provisions of the NRS and NYBCL.

2.             EFFECTIVE TIME. On the date of the closing of the Merger, MKTY-NY and MKTY-NV shall file a certificate of merger with the Department of State of the State of New York (the "NY Certificate") and articles of merger with the Secretary of State of the State of Nevada (the "NV Articles"), in such forms as required by, and executed in accordance with the relevant provisions of, the NYBCL and the NRS, respectively. The Merger shall become effective upon the later filing of the NY Certificate or the NV Articles, or at such later time as specified in the in the NY Certificate and NV Articles (the date and time the Merger becomes effective being referred to herein as the "Effective Time").

3.             ARTICLES OF INCORPORATION. At the Effective Time, the articles of incorporation of MKTY-NV as in force and effect immediately prior to the Effective Time, a copy of which is attached hereto as Exhibit A, shall be, at the Effective Time, the articles of incorporation of the Surviving Corporation (the "Surviving Corporation Articles") until thereafter duly amended in accordance with the provisions thereof and applicable law.

4.             BYLAWS. At the Effective Time, the bylaws of MKTY-NV as in force and effect immediately prior to the Effective Time, a copy of which is attached hereto as Exhibit B, shall be, at the Effective Time, the bylaws of the Surviving Corporation (the "Surviving Corporation Bylaws") until thereafter duly amended in accordance with the provisions thereof and applicable law.

5.             DIRECTORS. The parties shall take all actions necessary so that the directors of MKTY-NY in office immediately prior to the Effective Time shall be the directors of the Surviving Corporation at the Effective Time and will continue to hold office from the Effective Time until the earlier of their resignation or removal or until their successors are duly elected or appointed and qualified in the manner provided in the Surviving Corporation Articles and the Surviving Corporation Bylaws, or as otherwise provided by law.

6.             OFFICERS. The parties shall take all actions necessary so that the officers of MKTY-NY in office immediately prior to the Effective Time shall be the officers of the Surviving Corporation at the Effective Time and will continue to hold office from the Effective Time until the earlier of their resignation or removal or until their successors are duly elected or appointed and qualified in the manner provided in the Surviving Corporation Articles and the Surviving Corporation Bylaws, or as otherwise provided by law.

7.             ADDITIONAL ACTIONS. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either MKTY-NY or MKTY-NV acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of each of MKTY-NY and MKTY-NV, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of MKTY-NY and MKTY-NV or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

8.             CONVERSION OF CAPITAL SECURITIES. At the Effective Time, by virtue of the Merger and without any action on the part of MKTY-NY, MKTY-NV or any holder of any securities thereof:

(a) Each share of common stock, par value $0.01 per share, of MKTY-NY (the "MKTY-NY Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation (the "MKTY-NV Common Stock").

(b) Each share of MKTY-NV Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and extinguished without any consideration paid therefor.

9.             TREATMENT OF MKTY-NY OPTIONS, WARRANTS AND STOCK-BASED AWARDS.

(a) Effective as of the Effective Time, automatically and without any action on the part of the holder thereof: (i) each option to purchase shares of MKTY-NY Common Stock granted under any of its stock incentive plan (collectively, the "MKTY-NY Equity Plans") or otherwise (each option so issued, a "MKTY-NY Option") that is outstanding immediately prior to the Effective Time, whether or not then vested or exercisable, shall cease to represent a right to acquire shares of MKTY-NY Common Stock and shall be converted into an option to purchase shares of MKTY-NV Common Stock, on substantially the same terms and conditions (including exercise prices and vesting schedules) as applied to such MKTY-NY Option immediately prior to the Effective Time (each as so converted, a "MKTY-NV Option") and (ii) each right of any kind, vested or unvested, contingent or accrued, to receive shares of MKTY-NY Common Stock or benefits measured in whole or in part by reference to the value of MKTY-NY Common Stock whether granted under the MKTY-NY Equity Plans or otherwise outstanding as of the Effective Time, other than MKTY-NY Options (each, an "MKTY-NY Stock-Based Award"), shall, in each case, be converted into a substantially similar award for, or with respect to, shares of MKTY-NV Common Stock on substantially the same terms and conditions (including vesting schedules) as applied to such MKTY-NY Stock-Based Award immediately prior to the Effective Time (each as so converted, a "MKTY-NV Stock-Based Award").

(b) Effective as of the Effective Time, automatically and without any action on the part of the holder thereof: (i) each warrant to purchase shares of MKTY-NY Common Stock (each an "MKTY-NY Warrant" and collectively, the "MKTY-NY Warrants") that is outstanding immediately prior to the Effective Time, whether or not then exercisable, shall cease to represent a right to acquire shares of MKTY-NY Common Stock and shall be converted into a warrant to purchase shares of MKTY-NV Common Stock, on substantially the same terms and conditions (including exercise prices and rights of exercise) as applied to such MKTY-NY Warrant immediately prior to the Effective Time (each as so converted, an "MKTY-NV Warrant" and collectively, the "MKTY-NV Warrants").

(c) Prior to the Effective Time, MKTY-NY and MKTY-NV shall each take all corporate action necessary to provide for the treatment of the MKTY-NY Options, the MKTY-NV Options, the MKTV-NY Stock-Based Awards, the MKTY-NV Stock-Based Awards, the MKTY-NY Warrants and the MKTY-NV Warrants, as set forth in this Section 9.

10.          EXCHANGE MECHANICS.

(a) At and after the Effective Time, each share certificate which immediately prior to the Effective Time represented outstanding shares of MKTY-NY Common Stock (an "MKTY-NY Stock Certificate") shall be deemed for all purposes to evidence ownership of, and to represent, the number of shares of MKTY-NV Common Stock into which the shares of MKTY-NY Common Stock represented by such MKTY-NY Stock Certificate immediately prior to the Effective Time have been converted pursuant to this Agreement. The registered holder of any MKTY-NY Stock Certificate outstanding immediately prior to the Effective Time, as such holder appears in the books and records of MKTY-NY (or of the transfer agent in respect of the MKTY-NY Common Stock), immediately prior to the Effective Time, shall, until such MKTY-NY Stock Certificate is surrendered for transfer or exchange, have and be entitled to exercise any voting and other rights with respect to and to receive any dividends or other distributions on the shares of MKTY-NV Common Stock into which the shares of MKTY-NY Common Stock represented by any such MKTY-NY Stock Certificate have been converted pursuant to this Agreement.

(b) Each holder of an MKTY-NY Stock Certificate shall, upon the surrender of such MKTY-NY Stock Certificate to the Surviving Corporation (or the transfer agent in respect of the MKTY-NY Common Stock) for cancellation after the Effective Time, be entitled to receive from the Surviving Corporation (or the transfer agent in respect of the MKTY-NV Common Stock), a certificate (an "MKTY-NV Stock Certificate") representing the number of shares of MKTY-NV Common Stock into which the shares of MKTY-NY Common Stock represented by such MKTY-NY Stock Certificate have been converted pursuant to this Agreement. If any such MKTY-NV Stock Certificate is to be issued in a name other than that in which the MKTY-NY Stock Certificate surrendered for exchange is registered, such exchange shall be conditioned upon (i) the MKTY-NY Stock Certificate so surrendered being properly endorsed or otherwise in proper form for transfer and (ii) the person requesting such exchange either paying any transfer or other taxes required by reason of the issuance of the MKTY-NV Stock Certificate in a name other than that of the registered holder of the MKTY-NY Stock Certificate surrendered, or establishing to the satisfaction of the Surviving Corporation, or the transfer agent in respect of the MKTY-NV Common Stock, that such tax has been paid or is not applicable.

(c) Where no MKTY-NY Stock Certificate has been issued in the name of a holder of shares of MKTY-NY Common Stock, a "book entry" (i.e., a computerized or manual entry) shall be made in the stockholder records of the Surviving Corporation to evidence the issuance to such holder of an equal number of shares of MKTY-NV Common Stock.

11.          STOCKHOLDER APPROVAL. This Agreement will be submitted to a vote of the shareholders of MKTY-NY for their consideration and adoption at a meeting of such stockholders in accordance with the provisions of Section 903 of the NYBCL. In the event that this Agreement shall not be adopted by the requisite vote of the stockholders of MKTY-NY entitled to vote thereon, this Agreement shall thereupon terminate without further action of the parties hereto.

12.          NASDAQ LISTING. The parties hereto shall use their reasonable best efforts to cause the shares of MKTY-NV Common Stock to be issued in the Merger to be approved for listing on The Nasdaq Capital Market, subject to official notice of issuance and listing application on the Nasdaq Capital Market, prior to the Effective Time.

13.          TERMINATION. This Agreement may be terminated, and the Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, by action of the MKTY-NY Board. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify, amend or supplement this Agreement in writing, whether before or after the adoption of this Agreement by the stockholders of MKTY-NY; provided, however, that after any such adoption, there shall not be made any amendment that by law requires the further approval by the stockholders of MKTY-NY without such further approval.

15.          GOVERNING LAW. This Agreement and all claims and causes of action hereunder shall be governed by, and construed in accordance with, the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws, except that the NYBCL shall apply to the Merger, and any other provisions set forth herein that are governed by the NYBCL.

16.          FOREIGN QUALIFICATION; SERVICE OF PROCESS. In the event that the Surviving Corporation continues to conduct business within the State of New York, concurrent with or immediately after the closing of the Merger, the Surviving Corporation shall register as a foreign corporation qualified to business within the State of New York and agrees that it may be served with process in the State of New York in any proceeding for enforcement of any obligation of any constituent corporation of the State of New York, as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger, and does hereby irrevocably appoint the Secretary of State of the State of New York as its agent to accept service of process in any such suit or proceeding. The address to which a copy of such process shall be mailed by the Secretary of State of the State of New York is 325 Washington Avenue Extension, Albany, New York 12205.

17.          PLAN OF REORGANIZATION. Each party to this Agreement agrees to treat the Merger for all income tax purposes as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

18.          COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

19.          ENTIRE AGREEMENT. This Agreement, including the documents and instruments referred to herein, constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

20.          SEVERABILITY. The provisions of this Agreement are severable, and in the event any provision hereof is determined to be invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

21.          ASSIGNMENT; BINDING EFFECT; BENEFIT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

MKTY-NY:

MECHANICAL TECHNOLOGY, INCORPORATED

By: ________________________________________
Name:
Title

MKTY-NV:

MECHANICAL TECHNOLOGY, INCORPORATED

By: ________________________________________
Name:
Title

APPENDIX B

ARTICLES OF INCORPORATION OF

MKTY-NV

Additional Pages to Articles of Incorporation

Of

Mechanical Technology, Incorporated

11.  MANAGEMENT:

The number of directors constituting the entire Board of Directors shall be not less than one nor more than nine as fixed from time to time by vote of a majority of the entire Board of Directors, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire Board of Directors shall be one until otherwise fixed by a majority of the entire Board of Directors.  The Board of Directors shall be divided into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board of Directors permits with the term of office of one class expiring each year.  Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified.  Subject to the foregoing, at each annual meeting of shareholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

Notwithstanding any other provision of these Articles of Incorporation or the bylaws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, these Articles of Incorporation or the bylaws of the Corporation), any director or the entire Board of Directors of the corporation may be removed at any time, but only for cause or after the affirmative vote of 75% or more of the outstanding shares of stock entitled to vote for the election of directors at a meeting called for that purpose or after the affirmative vote of 75% of the entire Board of Directors.

12.  LIMITED LIABILITY OF OFFICERS AND DIRECTORS

Except as hereinafter provided, the officers and directors of the Corporation shall not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer.  This limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distribution prohibited by NRS § 78.300.

13.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

Section 1. The Corporation shall indemnify, to the fullest extent permitted by the Nevada Revised Statutes, any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, except an action by or in the right of the Corporation, by reason of the fact that the person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action if the person:

(a) Is not liable pursuant to NRS § 78.138; or

(b) Acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.

The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS § 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful.

Section 2.  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another Corporation, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action if the person:

(a)  Is not liable pursuant to NRS § 78.138; or

(b) Acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation.

Indemnification may not be made for any claim, issue, or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 3.  To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 1 and 2 of this Article XI, or in defense of any claim, issue, or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense.

14.  TRANSACTIONS WITH STOCKHOLDERS

Section 1.  Combinations with Interested Stockholders. The Corporation elects not to be governed by the provisions of NRS § 78.411 through NRS § 78.444, inclusive, of the Nevada Revised Statutes.

15.  AMENDMENT OF ARTICLES

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation or its bylaws in the manner now or thereafter prescribed by statute or by these Articles of Incorporation or by the Corporation's bylaws, and all rights conferred upon the stockholders are granted subject to this reservation.

APPENDIX C

BYLAWS

OF

MECHANICAL TECHNOLOGY, INCORPORATED

a Nevada corporation

ARTICLE I

OFFICES

Section 1.1 Principal Office. The principal office and place of business of Mechanical Technology, Incorporated, a Nevada corporation (the "Corporation"), shall be established from time to time by resolution of the board of directors of the Corporation (the "Board of Directors").

Section 1.2 Other Offices. Other offices and places of business either within or without the State of Nevada may be established from time to time by resolution of the Board of Directors or as the business of the Corporation may require. The street address of the Corporation's registered agent is the registered office of the Corporation in Nevada.

ARTICLE II

STOCKHOLDERS

Section 2.1 Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date and at such time as may be designated from time to time by the Board of Directors. At the annual meeting, directors shall be elected and any other business may be transacted as may be properly brought before the meeting pursuant to these Bylaws (as amended from time to time, these "Bylaws").

Section 2.2 Special Meetings.

(a)   Subject to any rights of stockholders set forth in the articles of incorporation of the Corporation (as amended from time to time, the "Articles of Incorporation"), special meetings of the stockholders may be called only by the chairman of the board or the chief executive officer, or, if there be no chairman of the board and no chief executive officer, by the president, and shall be called by the secretary upon the written request of at least a majority of the Board of Directors or the holders of not less than a majority of the voting power of the Corporation's stock entitled to vote. Such request shall state the purpose or purposes of the meeting.

(b)   No business shall be acted upon at a special meeting of stockholders except as set forth in the notice of the meeting.

Section 2.3 Place of Meetings. Any meeting of the stockholders of the Corporation may be held at the Corporation's registered office in the State of Nevada or at such other place in or out of the State of Nevada and the United States as may be designated in the notice of meeting. A waiver of notice signed by all stockholders entitled to vote thereat may designate any place for the holding of such meeting. The Board of Directors may, in its sole discretion, determine that any meeting of the stockholders shall be held by means of electronic communications or other available technology in accordance with Section 2.10.

Section 2.4 Notice of Meetings; Waiver of Notice.

(a)   The chief executive officer, if any, the president, any vice president, the secretary, an assistant secretary or any other individual designated by the Board of Directors shall sign and deliver or cause to be delivered to the stockholders written notice of any stockholders' meeting not less than ten (10) days, but not more than sixty (60) days, before the date of such meeting. The notice shall state the place, date and time of the meeting, the means of electronic communication, if any, by which the stockholders or the proxies thereof shall be deemed to be present and vote and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice shall be delivered in accordance with, and shall contain or be accompanied by such additional information as may be required by, the Nevada Revised Statutes ("NRS"), including, without limitation, NRS 78.379, 92A.120 or 92A.410.

(b)   In the case of an annual meeting, any proper business may be presented for action, except that (i) if a proposed plan of merger, conversion or exchange is submitted to a vote, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan; and (ii) if a proposed action creating dissenter's rights is to be submitted to a vote, the notice of the meeting must state that the stockholders are or may be entitled to assert dissenter's rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

(c)    A copy of the notice shall be personally delivered or mailed postage prepaid to each stockholder of record entitled to vote at the meeting (unless the NRS requires delivery to all stockholders of record, in which case such notice shall be delivered to all such stockholders) at the address appearing on the records of the Corporation. Upon mailing, service of the notice is complete, and the time of the notice begins to run from the date upon which the notice is deposited in the mail. If the address of any stockholder does not appear upon the records of the Corporation or is incomplete, it will be sufficient to address any notice to such stockholder at the registered office of the Corporation. Notwithstanding the foregoing and in addition thereto, any notice to stockholders given by the Corporation pursuant to Chapters 78 or 92A of the NRS, the Articles of Incorporation or these Bylaws, may be given pursuant to the forms of electronic transmission listed herein, if such forms of transmission are consented to in writing by the stockholder receiving such electronically transmitted notice and such consent is filed by the secretary in the corporate records. Notice shall be deemed given (i) by facsimile when directed to a number consented to by the stockholder to receive notice, (ii) by electronic mail when directed to an e-mail address consented to by the stockholder to receive notice, (iii) by posting on an electronic network together with a separate notice to the stockholder of the specific posting on the later of the specific posting or the giving of the separate notice or (iv) by any other electronic transmission as consented to by and when directed to the stockholder. The stockholder consent necessary to permit electronic transmission to such stockholder shall be deemed revoked and of no force and effect if (A) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with the stockholder's consent and (B) the inability to deliver by electronic transmission becomes known to the secretary, assistant secretary, transfer agent or other agent of the Corporation responsible for the giving of notice.

(d)   The written certificate of an individual signing a notice of meeting, setting forth the substance of the notice or having a copy thereof attached thereto, the date the notice was mailed or personally delivered to the stockholders and the addresses to which the notice was mailed, shall be prima facie evidence of the manner and fact of giving such notice and, in the absence of fraud, an affidavit of the individual signing a notice of a meeting that the notice thereof has been given by a form of electronic transmission shall be prima facie evidence of the facts stated in the affidavit.

(e)    Any stockholder may waive notice of any meeting by a signed writing or by transmission of an electronic record, either before or after the meeting. Such waiver of notice shall be deemed the equivalent of the giving of such notice.

Section 2.5 Determination of Stockholders of Record.

(a)   For the purpose of determining the stockholders entitled to (i) notice of and to vote at any meeting of stockholders or any adjournment thereof, (ii) receive payment of any distribution or the allotment of any rights, or (iii) exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, if applicable.

(b)   The Board of Directors may adopt a resolution prescribing a date upon which the stockholders of record entitled to give written consent must be determined. The date set by the Board of Directors must not precede or be more than ten (10) days after the date the resolution setting such date is adopted by the Board of Directors. If the Board of Directors does not adopt a resolution setting a date upon which the stockholders of record entitled to give written consent must be determined and

(i)     no prior action by the Board of Directors is required by the NRS, then the date shall be the first date on which a valid written consent is delivered to the Corporation in accordance with the NRS and these Bylaws; or

(ii)   prior action by the Board of Directors is required by the NRS, then the date shall be the close of business on the date that the Board of Directors adopts the resolution.

(c)   If no record date is fixed pursuant to Section 2.5(a) or Section 2.5(b), the record date for determining stockholders: (i) entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any postponement of any meeting of stockholders to a date not more than sixty (60) days after the record date or to any adjournment of the meeting; provided that the Board of Directors may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting.

Section 2.6 Quorum; Adjourned Meetings.

(a)   Unless the Articles of Incorporation provide for a different proportion, stockholders holding at least thirty-three and one-third percent (33 1/3%) of the voting power of the Corporation's capital stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), are necessary to constitute a quorum for the transaction of business at any meeting. If, on any issue, voting by classes or series is required by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, at least thirty-three and one-third percent (33 1/3%) of the voting power, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), within each such class or series is necessary to constitute a quorum of each such class or series.

(b)  If a quorum is not represented, a majority of the voting power represented or the person presiding at the meeting may adjourn the meeting from time to time until a quorum shall be represented. At any such adjourned meeting at which a quorum shall be represented, any business may be transacted which might otherwise have been transacted at the adjourned meeting as originally called. When a stockholders' meeting is adjourned to another time or place hereunder, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. The stockholders present at a duly convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the departure of enough stockholders to leave less than a quorum of the voting power.

Section 2.7 Voting.

(a)     Unless otherwise provided in the NRS, the Articles of Incorporation or any resolution providing for the issuance of preferred stock adopted by the Board of Directors pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation, each stockholder of record, or such stockholder's duly authorized proxy, shall be entitled to one (1) vote for each share of voting stock standing registered in such stockholder's name at the close of business on the record date or the date established by the Board of Directors in connection with stockholder action by written consent.

(b)    Except as otherwise provided herein, all votes with respect to shares (including pledged shares) standing in the name of an individual at the close of business on the record date or the date established by the Board of Directors in connection with stockholder action by written consent shall be cast only by that individual or such individual's duly authorized proxy. With respect to shares held by a representative of the estate of a deceased stockholder, or a guardian, conservator, custodian or trustee, even though the shares do not stand in the name of such holder, votes may be cast by such holder upon proof of such representative capacity. In the case of shares under the control of a receiver , the receiver may vote such shares even though the shares do not stand of record in the name of the receiver but only if and to the extent that the order of a court of competent jurisdiction which appoints the receiver contains the authority to vote such shares. If shares stand of record in the name of a minor, votes may be cast by the duly appointed guardian of the estate of such minor only if such guardian has provided the Corporation with written proof of such appointment.

(c)   With respect to shares standing of record in the name of another corporation, partnership, limited liability company or other legal entity on the record date, votes may be cast: (i) in the case of a corporation, by such individual as the bylaws of such other corporation prescribe, by such individual as may be appointed by resolution of the board of directors of such other corporation or by such individual (including, without limitation, the officer making the authorization) authorized in writing to do so by the chairman of the board, if any, the chief executive officer, if any, the president or any vice president of such corporation; and (ii) in the case of a partnership, limited liability company or other legal entity, by an individual representing such stockholder upon presentation to the Corporation of satisfactory evidence of his or her authority to do so.

(d)   Notwithstanding anything to the contrary contained herein and except for the Corporation's shares held in a fiduciary capacity, the Corporation shall not vote, directly or indirectly, shares of its own stock owned or held by it, and such shares shall not be counted in determining the total number of outstanding shares entitled to vote.

(e)   Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case of elections of directors. If such holder entitled to vote does vote any of such stockholder's shares affirmatively and fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

(f)    With respect to shares standing of record in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship in respect to the same shares, votes may be cast in the following manner:

(i)                  If only one person votes, the vote of such person binds all.

(iii)  If more than one person casts votes, the act of the majority so voting binds all.

(iv)   If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.

(g)    If a quorum is present, unless the Articles of Incorporation, these Bylaws, the NRS, or other applicable law provide for a different proportion, action by the stockholders entitled to vote on a matter, other than the election of directors, is approved by and is the act of the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless voting by classes or series is required for any action of the stockholders by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, in which case the number of votes cast in favor of the action by the voting power of each such class or series must exceed the number of votes cast in opposition to the action by the voting power of each such class or series.

(h)    If a quorum is present, directors shall be elected by a plurality of the votes cast.

Section 2.8 Actions at Meetings Not Regularly Called; Ratification and Approval.

(a)   Whenever all persons entitled to vote at any meeting consent, either by: (i) a writing on the records of the meeting or filed with the secretary, (ii) presence at such meeting and oral consent entered on the minutes, or (iii) taking part in the deliberations at such meeting without objection, such meeting shall be as valid as if a meeting were regularly called and noticed.

(b)   At such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time.

(c)   If any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of the meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting.

(d)  Such consent or approval may be by proxy or power of attorney, but all such proxies and powers of attorney must be in writing.

Section 2.9 Proxies. At any meeting of stockholders, any holder of shares entitled to vote may designate, in a manner permitted by the laws of the State of Nevada, another person or persons to act as a proxy or proxies. If a stockholder designates two or more persons to act as proxies, then a majority of those persons present at a meeting has and may exercise all of the powers conferred by the stockholder or, if only one is present, then that one has and may exercise all of the powers conferred by the stockholder, unless the stockholder's designation of proxy provides otherwise. Every proxy shall continue in full force and effect until its expiration or revocation in a manner permitted by the laws of the State of Nevada.

Section 2.10 Meetings Through Electronic Communications. Stockholders may participate in a meeting of the stockholders by any means of electronic communications, videoconferencing, teleconferencing or other available technology permitted under the NRS (including, without limitation, a telephone conference or similar method of communication by which all individuals participating in the meeting can hear each other) and utilized by the Corporation. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a stockholder and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 2.10 constitutes presence in person at the meeting.

Section 2.11 Action Without a Meeting. Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by the holders of the voting power that would be required to approve such action at a meeting. A meeting of the stockholders need not be called or noticed whenever action is taken by written consent. The written consent may be signed in multiple counterparts, including, without limitation, facsimile counterparts, and shall be filed with the minutes of the proceedings of the stockholders.

Section 2.12 Organization.

(a)   Meetings of stockholders shall be presided over by the chairman of the board, or, in the absence of the chairman, by the vice chairman of the board, if any, or if there be no vice chairman or in the absence of the vice chairman, by the chief executive officer, if any, or if there be no chief executive officer or in the absence of the chief executive officer, by the president, or, in the absence of the president, or, in the absence of any of the foregoing persons, by a chairman designated by the Board of Directors, or, in the absence of such designation by the Board of Directors, by a chairman chosen at the meeting by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast. The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, (i) the establishment of procedures for the maintenance of order and safety, (ii) limitation on participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the chairman of the meeting shall permit, (iii) limitation on the time allotted for consideration of each agenda item and for questions or comments by meeting participants, (iv) restrictions on entry to such meeting after the time prescribed for the commencement thereof and (v) the opening and closing of the voting polls. The Board of Directors, in its discretion, or the chairman of the meeting, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(b)  The chairman of the meeting may appoint one or more inspectors of elections. The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector(s); and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots.

Section 2.13 Absentees' Consent to Meetings. Transactions of any meeting of the stockholders are as valid as though had at a meeting duly held after regular call and notice if a quorum is represented, either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not represented in person or by proxy (and those who, although present, either object at the beginning of the meeting to the transaction of any business because the meeting has not been lawfully called or convened or expressly object at the meeting to the consideration of matters not included in the notice which are legally or by the terms of these Bylaws required to be included therein), signs a written waiver of notice and/or consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, and approvals shall be filed with the corporate records and made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called, noticed or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not properly included in the notice, to the extent such notice is required, if such objection is expressly made at the time any such matters are presented at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in these Bylaws.

ARTICLE III

DIRECTORS

Section 3.1 General Powers; Performance of Duties. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as otherwise provided in Chapter 78 of the NRS or the Articles of Incorporation.

Section 3.2 Number, Tenure and Qualifications. The Board of Directors shall consist of at least one (1) individual and not more than nine (9) individuals. The number of directors within the foregoing fixed minimum and maximum may be established and changed from time to time by resolution adopted by the Board of Directors or the stockholders without amendment to these Bylaws or the Articles of Incorporation; provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire Board of Directors shall be one until otherwise fixed by a majority of the entire Board of Directors. The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third (1/3) of the total number of directors constituting the entire Board of Directors, but no less than one-fourth (1/4) of the total number of directors constituting the entire Board of Directors. The allocation of directors among classes shall be determined by resolution of the Board of Directors with the term of office of one class expiring each year. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified or until their earlier death, retirement, disqualification, resignation or removal. Subject to the foregoing, at each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. No provision of this Section 3.2 shall restrict the right of the Board of Directors to fill vacancies or the right of the stockholders to remove directors as is hereinafter provided.

Section 3.3 Chairman of the Board. The Board of Directors may elect a chairman of the board from the members of the Board of Directors, who shall preside at all meetings of the Board of Directors and stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as provided by law. If no chairman of the board is appointed or if the chairman is absent from a Board meeting, then the Board of Directors may appoint a chairman for the sole purpose of presiding at any such meeting. If no chairman of the board is appointed or if the chairman is absent from any stockholder meeting, then the president shall preside at such stockholder meeting. If the president is absent from any stockholder meeting, the stockholders may appoint a substitute chairman solely for the purpose of presiding over such stockholder meeting.

Section 3.4 Removal and Resignation of Directors. Subject to any rights of the holders of preferred stock, if any, and except as otherwise provided in the NRS or the Articles of Incorporation, any director may be removed from office with or without cause by the affirmative vote of the holders of not less than two-thirds (2/3) of the voting power of the issued and outstanding stock of the Corporation entitled to vote generally in the election of directors (voting as a single class), excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred. Any director may resign effective upon giving written notice, unless the notice specifies a later time for effectiveness of such resignation, to the chairman of the board, if any, the president or the secretary, or in the absence of all of them, any other officer of the Corporation.

Section 3.5 Vacancies; Newly Created Directorships. Subject to any rights of the holders of preferred stock, if any, any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority vote of the directors then in office or by a sole remaining director, in either case though less than a quorum, and the director(s) so chosen shall hold office for a term expiring at the next annual meeting of stockholders and when their successors are elected or appointed, at which the term of the class to which he or she has been elected expires, or until his or her earlier resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

Section 3.6 Annual and Regular Meetings. Immediately following the adjournment of, and at the same place as, the annual or any special meeting of the stockholders at which directors are elected, the Board of Directors, including directors newly elected, shall hold its annual meeting without call or notice, other than this provision, to elect officers and to transact such further business as may be necessary or appropriate. The Board of Directors may provide by resolution the place, date and hour for holding regular meetings between annual meetings, and if the Board of Directors so provides with respect to a regular meeting, notice of such regular meeting shall not be required.

Section 3.7 Special Meetings. Subject to any rights of the holders of preferred stock, if any, and except as otherwise required by law, special meetings of the Board of Directors may be called only by the chairman of the board, if any, or if there be no chairman of the board, by the chief executive officer, if any, or by the president or the secretary, and shall be called by the chairman of the board, if any, the chief executive officer, if any, the president, or the secretary upon the request of at least a majority of the Board of Directors. If the chairman of the board, or if there be no chairman of the board, each of the chief executive officer, the president, and the secretary, fails for any reason to call such special meeting, a special meeting may be called by a notice signed by at least a majority of the Board of Directors.

Section 3.8 Place of Meetings. Any regular or special meeting of the Board of Directors may be held at such place as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate. A waiver of notice signed by the directors may designate any place for the holding of such meeting.

Section 3.9 Notice of Meetings. Except as otherwise provided in Section 3.6, there shall be delivered to each director at the address appearing for him or her on the records of the Corporation, at least forty-eight (48) hours before the time of such meeting, a copy of a written notice of any meeting (a) by delivery of such notice personally, (b) by mailing such notice postage prepaid, (c) by facsimile, (d) by overnight courier, (e) by telegram, or (f) by electronic transmission or electronic writing, including, without limitation, e-mail. If mailed to an address inside the United States, the notice shall be deemed delivered two (2) business days following the date the same is deposited in the United States mail, postage prepaid. If mailed to an address outside the United States, the notice shall be deemed delivered four (4) business days following the date the same is deposited in the United States mail, postage prepaid. If sent via overnight courier, the notice shall be deemed delivered the business day following the delivery of such notice to the courier. If sent via facsimile, the notice shall be deemed delivered upon sender's receipt of confirmation of the successful transmission. If sent by electronic transmission (including, without limitation, e-mail), the notice shall be deemed delivered when directed to the e-mail address of the director appearing on the records of the Corporation and otherwise pursuant to the applicable provisions of NRS Chapter 75. If the address of any director is incomplete or does not appear upon the records of the Corporation it will be sufficient to address any notice to such director at the registered office of the Corporation. Any director may waive notice of any meeting, and the attendance of a director at a meeting and oral consent entered on the minutes of such meeting shall constitute waiver of notice of the meeting unless such director objects, prior to the transaction of any business, that the meeting was not lawfully called, noticed or convened. Attendance for the express purpose of objecting to the transaction of business thereat because the meeting was not properly called or convened shall not constitute presence or a waiver of notice for purposes hereof.

Section 3.10 Quorum; Adjourned Meetings.

(a)    A majority of the directors in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business.

(b)   At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

Section 3.11 Manner of Acting. Except as provided in Section 3.13, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present is the act of the Board of Directors.

Section 3.12 Meetings Through Electronic Communications. Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by any means of electronic communications, videoconferencing, teleconferencing or other available technology permitted under the NRS (including, without limitation, a telephone conference or similar method of communication by which all individuals participating in the meeting can hear each other) and utilized by the Corporation. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a director or member of the committee, as the case may be, and (b) provide the directors or members of the committee a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members of the committee, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 3.12 constitutes presence in person at the meeting.

Section 3.13 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the Board of Directors or the committee. The written consent may be signed manually or electronically (or by any other means then permitted under the NRS), and may be so signed in counterparts, including, without limitation, facsimile or e-mail counterparts, and shall be filed with the minutes of the proceedings of the Board of Directors or committee.

Section 3.14 Powers and Duties.

(a)   Except as otherwise restricted by Chapter 78 of the NRS or the Articles of Incorporation, the Board of Directors has full control over the business and affairs of the Corporation. The Board of Directors may delegate any of its authority to manage, control or conduct the business of the Corporation to any standing or special committee, or to any officer or agent, and to appoint any persons to be agents of the Corporation with such powers, including the power to subdelegate, and upon such terms as it deems fit.

(b)  The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called and noticed for the purpose of considering any such contract or act, provided a quorum is present.

(c)   The Board of Directors may, by resolution passed by at least a majority of the Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Subject to applicable law and to the extent provided in the resolution of the Board of Directors, any such committee shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

Section 3.15 Compensation. The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the Board of Directors establishes the compensation of directors pursuant to this Section 3.15, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

Section 3.16 Organization. Meetings of the Board of Directors shall be presided over by the chairman of the board, or in the absence of the chairman of the board by the vice chairman, if any, or in his or her absence by a chairman chosen at the meeting. The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting.

ARTICLE IV

OFFICERS

Section 4.1 Election. The Board of Directors shall elect or appoint a president, a secretary and a treasurer or the equivalents of such officers. Such officers shall serve until their respective successors are elected and appointed and shall qualify or until their earlier resignation or removal. The Board of Directors may from time to time, by resolution, elect or appoint such other officers and agents as it may deem advisable, who shall hold office at the pleasure of the Board of Directors, and shall have such powers and duties and be paid such compensation as may be directed by the Board of Directors. Any individual may hold two or more offices.

Section 4.2 Removal; Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause. Any officer may resign at any time upon written notice to the Corporation. Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the Corporation and such officer or agent.

Section 4.3 Vacancies. Any vacancy in any office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

Section 4.4 Chief Executive Officer. The Board of Directors may elect a chief executive officer who, subject to the supervision and control of the Board of Directors, shall have the ultimate responsibility for the management and control of the business and affairs of the Corporation and perform such other duties and have such other powers which are delegated to him or her by the Board of Directors, these Bylaws or as provided by law.

Section 4.5 President. The president, subject to the supervision and control of the Board of Directors, shall in general actively supervise and control the business and affairs of the Corporation. The president shall keep the Board of Directors fully informed as the Board of Directors may request and shall consult the Board of Directors concerning the business of the Corporation. The president shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the chief executive officer, if any, these Bylaws or as provided by law. The president shall be the chief executive officer of the Corporation unless the Board of Directors shall elect or appoint different individuals to hold such positions.

Section 4.6 Vice Presidents. The Board of Directors may elect one or more vice presidents. In the absence or disability of the president, or at the president's request, the vice president or vice presidents, in order of their rank as fixed by the Board of Directors, and if not ranked, the vice presidents in the order designated by the Board of Directors, or in the absence of such designation, in the order designated by the president, shall perform all of the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions on, the president. Each vice president shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the president, these Bylaws or as provided by law.

Section 4.7 Secretary. The secretary shall attend all meetings of the stockholders, the Board of Directors and any committees thereof, and shall keep, or cause to be kept, the minutes of proceedings thereof in books provided for that purpose. He or she shall keep, or cause to be kept, a register of the stockholders of the Corporation and shall be responsible for the giving of notice of meetings of the stockholders, the Board of Directors and any committees thereof, and shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. The secretary shall be custodian of the corporate seal, if any, the records of the Corporation, the stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or any appropriate committee may direct. The secretary shall perform all other duties commonly incident to his or her office and shall perform such other duties which are assigned to him or her by the Board of Directors, the chief executive officer, if any, the president, these Bylaws or as provided by law.

Section 4.8 Assistant Secretaries. An assistant secretary shall, at the request of the secretary, or in the absence or disability of the secretary, perform all the duties of the secretary. He or she shall perform such other duties as are assigned to him or her by the Board of Directors, the chief executive officer, if any, the president, these Bylaws or as provided by law.

Section 4.9 Treasurer. The treasurer, subject to the order of the Board of Directors, shall have the care and custody of, and be responsible for, all of the money, funds, securities, receipts and valuable papers, documents and instruments of the Corporation, and all books and records relating thereto. The treasurer shall keep, or cause to be kept, full and accurate books of accounts of the Corporation's transactions, which shall be the property of the Corporation, and shall render financial reports and statements of condition of the Corporation when so requested by the Board of Directors, the chairman of the board, if any, the chief executive officer, if any, or the president. The treasurer shall perform all other duties commonly incident to his or her office and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the chief executive officer, if any, the president, these Bylaws or as provided by law. The treasurer shall, if required by the Board of Directors, give bond to the Corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of the treasurer and for restoration to the Corporation, in the event of the treasurer's death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the treasurer's custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation. If a chief financial officer of the Corporation has not been appointed, the treasurer may be deemed the chief financial officer of the Corporation.

Section 4.10 Assistant Treasurers. An assistant treasurer shall, at the request of the treasurer, or in the absence or disability of the treasurer, perform all the duties of the treasurer. He or she shall perform such other duties which are assigned to him or her by the Board of Directors, the chief executive officer, if any, the president, the treasurer, these Bylaws or as provided by law. The Board of Directors may require an assistant treasurer to give a bond to the Corporation in such sum and with such security as it may approve, for the faithful performance of the duties of the assistant treasurer, and for restoration to the Corporation, in the event of the assistant treasurer's death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the assistant treasurer's custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation.

Section 4.11 Execution of Negotiable Instruments, Deeds and Contracts. All (a) checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the Corporation, (b) deeds, mortgages, proxies, powers of attorney and other written contracts, documents, instruments and agreements to which the Corporation shall be a party and (c) assignments or endorsements of stock certificates, registered bonds or other securities owned by the Corporation shall be signed in the name of the Corporation by such officers or other persons as the Board of Directors may from time to time designate. The Board of Directors may authorize the use of the facsimile signatures of any such persons. Any officer of the Corporation shall be authorized to attend, act and vote, or designate another officer or an agent of the Corporation to attend, act and vote, at any meeting of the owners of any entity in which the Corporation may own an interest or to take action by written consent in lieu thereof. Such officer or agent, at any such meeting or by such written action, shall possess and may exercise on behalf of the Corporation any and all rights and powers incident to the ownership of such interest.

ARTICLE V

CAPITAL STOCK

Section 5.1 Issuance. Shares of the Corporation's authorized capital stock shall, subject to any provisions or limitations of the laws of the State of Nevada, the Articles of Incorporation or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.

Section 5.2 Stock Certificates and Uncertificated Shares.

(a)   Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by (i) the chief executive officer, if any, the president or a vice president, and (ii) the secretary, an assistant secretary, the treasurer or the chief financial officer, if any, of the Corporation (or any other two officers or agents so authorized by the Board of Directors), certifying the number of shares of stock owned by him, her or it in the Corporation; provided that the Board of Directors may authorize the issuance of uncertificated shares of some or all of any or all classes or series of the Corporation's stock. Any such issuance of uncertificated shares shall have no effect on existing certificates for shares until such certificates are surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Whenever any such certificate is countersigned or otherwise authenticated by a transfer agent or a transfer clerk and by a registrar (other than the Corporation), then a facsimile of the signatures of any corporate officers or agents, the transfer agent, transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. In the event that any officer or officers who have signed, or whose facsimile signatures have been used on any certificate or certificates for stock, cease to be an officer or officers because of death, resignation or other reason, before the certificate or certificates for stock have been delivered by the Corporation, the certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed the certificate or certificates, or whose facsimile signature or signatures have been used thereon, had not ceased to be an officer or officers of the Corporation.

(b)  Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written statement certifying the number and class (and the designation of the series, if any) of the shares owned by such stockholder in the Corporation and any restrictions on the transfer or registration of such shares imposed by the Articles of Incorporation, these Bylaws, any agreement among stockholders or any agreement between the stockholders and the Corporation, and, at least annually thereafter, the Corporation shall provide to such stockholders of record holding uncertificated shares, a written statement confirming the information contained in such written statement previously sent. Except as otherwise expressly provided by the NRS, the rights and obligations of the stockholders of the Corporation shall be identical whether or not their shares of stock are represented by certificates.

(c)   Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation's organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid. In addition to the foregoing, all certificates evidencing shares of the Corporation's stock or other securities issued by the Corporation shall contain such legend or legends as may from time to time be required by the NRS or such other federal, state or local laws or regulations then in effect.

Section 5.3 Surrendered; Lost or Destroyed Certificates. All certificates surrendered to the Corporation, except those representing shares of treasury stock, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in the case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the Corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and, if required by the Board of Directors, an indemnity bond in an amount not less than twice the current market value of the stock, and upon such terms as the treasurer or the Board of Directors shall require which shall indemnify the Corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

Section 5.4 Replacement Certificate. When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the Corporation with another Corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

Section 5.5 Transfer of Shares. No transfer of stock shall be valid as against the Corporation except on surrender and cancellation of any certificate(s) therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled and issuance of new, equivalent uncertificated shares or certificated shares shall be made to the stockholder entitled thereto and the transaction shall be recorded on the transfer books of the Corporation. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer in the records of the Corporation.

Section 5.6 Transfer Agent; Registrars. The Board of Directors may appoint one or more transfer agents, transfer clerks and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agents, transfer clerks and/or registrars of transfer.

Section 5.7 Miscellaneous. The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation's stock.

ARTICLE VI

DISTRIBUTIONS

Distributions may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors and may be paid in cash, property, shares of corporate stock, or any other medium. The Board of Directors may fix in advance a record date, in accordance with and as provided in Section 2.5, prior to the distribution for the purpose of determining stockholders entitled to receive any distribution.

ARTICLE VII

RECORDS; REPORTS; SEAL; AND FINANCIAL MATTERS

Section 7.1 Records. All original records of the Corporation shall be kept at the principal office of the Corporation by or under the direction of the secretary or at such other place or by such other person as may be prescribed by these Bylaws or the Board of Directors.

Section 7.2 Corporate Seal. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except as otherwise specifically provided herein, any officer of the Corporation shall have the authority to affix the seal to any document requiring it.

Section 7.3 Fiscal Year-End. The fiscal year-end of the Corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

Section 7.4 Reserves. The Board of Directors may create, by resolution, such reserves as the directors may, from time to time, in their discretion, deem proper to provide for contingencies, to equalize distributions or to repair or maintain any property of the Corporation, or for such other purpose as the Board of Directors may deem beneficial to the Corporation, and the Board of Directors may modify or abolish any such reserves in the manner in which they were created.

ARTICLE VIII

INDEMNIFICATION

Section 8.1 Indemnification and Insurance.

(a)     Indemnification of Directors and Officers.

(i)                  For purposes of this Article VIII, (A) "Indemnitee" shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as hereinafter defined), by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving in any capacity at the request of the Corporation as a director, officer, employee, agent, partner, member, manager or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and (B) "Proceeding" shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative.

(ii)                Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of the State of Nevada against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, taxes, penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section 8.1, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.

(iii)              Indemnification pursuant to this Section 8.1 shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation, or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise, and shall inure to the benefit of his or her heirs, executors and administrators.

(iv)               The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as such expenses are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of such Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense.

(b)   Indemnification of Employees and Other Persons. The Corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

(c)   Non-Exclusivity of Rights. The rights to indemnification provided in this Article VIII shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or directors, or otherwise.

(d)   Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.

(e)   Other Financial Arrangements. The other financial arrangements which may be made by the Corporation may include the following: (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; and (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

(f)    Other Matters Relating to Insurance or Financial Arrangements. Any insurance or other financial arrangement made on behalf of a person pursuant to this Section 8.1 may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person's stock or other securities is owned by the Corporation. In the absence of fraud, (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 8.1 and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

Section 8.2 Amendment. The provisions of this Article VIII relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person's consent or as specifically provided in this Section 8.2. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article VIII which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws (including, without limitation, Article X), no repeal or amendment of these Bylaws shall affect any or all of this Article VIII so as to limit or reduce the indemnification in any manner unless adopted by (a) the unanimous vote of the directors of the Corporation then serving, or (b) by the stockholders as set forth in Article X; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.

ARTICLE IX

CHANGES IN NEVADA LAW

References in these Bylaws to the laws of the State of Nevada or the NRS or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (i) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article VIII, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law and (ii) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

ARTICLE X

AMENDMENT OR REPEAL

Section 10.1 Amendment of Bylaws.

(a)     Board of Directors. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to amend or repeal these Bylaws or to adopt new bylaws.

(b)    Stockholders. Notwithstanding Section 10.1(a), these Bylaws may be amended or repealed in any respect, and new bylaws may be adopted, in each case by the affirmative vote of the holders of at least a majority of the outstanding voting power of the Corporation, voting together as a single class.

*****

CERTIFICATION

The undersigned, as the duly elected Secretary of Mechanical Technology, Incorporated, a Nevada corporation (the "Corporation"), does hereby certify that the foregoing Bylaws were adopted as the bylaws of the Corporation by the Board of Directors of the Corporation as of                   , 202  .

____________________________________

Jessica L. Thomas, Secretary

APPENDIX D

Form of Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: Mechanical Technology, Incorporated (the "Corporation")

2. The articles have been amended as follows: (provide article numbers, if available)

The Articles of Incorporation are hereby amended (the "Amendment") by the addition of a new paragraph (set forth below) under Paragraph 8 effecting a reverse stock split of the common stock, par value $0.001, of the Corporation:

"Upon the filing of this Amendment with the Secretary of State of the State of Nevada (the "Effective Time"), each ________ outstanding shares of common stock, par value $0.001 (the "Common Stock"), of the Corporation outstanding immediately prior to the Effective Time (the "Old Common Stock") shall be combined and converted into one (1) share of Common Stock (the "New Common Stock") based on a ratio of one share of New Common Stock for each _____ shares of Old Common Stock (the "Reverse Split Ratio"). This reverse stock split (the "Reverse Split") of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Paragraph 8.

The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders' shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Split. Instead, with respect to any fractional share resulting from the Reverse Split, and subject to applicable law, we will pay in cash the value of such fractional share. All references to "Common Stock" in these Articles shall be to the New Common Stock.

The Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis, except that the Reverse Split will be effectuated on a certificate-by-certificate basis for shares held by registered holders. For shares held in certificated form, certificates dated as of a date prior to the Effective Time representing outstanding shares of Old Common Stock shall, after the Effective Time, represent a number of shares of New Common Stock as is reflected on the face of such certificates for the Old Common Stock, divided by the Reverse Split Ratio and rounded up to the nearest whole number. The Corporation shall not be obligated to issue new certificates evidencing the shares of New Common Stock outstanding as a result of the Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:

4. Effective date and time of filing: (optional)                                Date:                                Time:

                                                  (must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X__________________________

Signature of Officer

D-1

APPENDIX E

FORM OF CERTIFICATE OF AMENDMENT OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

MECHANICAL TECHNOLOGY, INCORPORATED

Under Section 805 of the Business Corporation Law

FIRST: The current name of the corporation is: Mechanical Technology, Incorporated (the "Corporation")

SECOND: The date of filing of the certificate of incorporation of the Corporation with the Department of State is: October 4, 1961

THIRD: The amendment effected by this certificate of amendment is as follows:

The Restated Certificate of Incorporation, as amended, as corrected and amended, is hereby further amended (the "Amendment") by the addition of a new paragraph (set forth below) under Paragraph THIRD effecting a reverse stock split of the common stock, par value $0.01, of the Corporation:

"Upon the filing of this Amendment with the Department of State of the State of New York (the "Effective Time"), each ________ outstanding shares of common stock, par value $0.01 (the "Common Stock"), of the Corporation outstanding immediately prior to the Effective Time (the "Old Common Stock") shall be combined and converted into one (1) share of Common Stock (the "New Common Stock") based on a ratio of one share of New Common Stock for each _____ shares of Old Common Stock (the "Reverse Split Ratio"). This reverse stock split (the "Reverse Split") of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Paragraph THIRD.

The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders' shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Split. Instead, with respect to any fractional share resulting from the Reverse Split, and subject to applicable law, we will pay in cash the value of such fractional share. All references to "Common Stock" in the Restated Certificate of Incorporation shall be to the New Common Stock.

The Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis, except that the Reverse Split will be effectuated on a certificate-by-certificate basis for shares held by registered holders. For shares held in certificated form, certificates dated as of a date prior to the Effective Time representing outstanding shares of Old Common Stock shall, after the Effective Time, represent a number of shares of New Common Stock as is reflected on the face of such certificates for the Old Common Stock, divided by the Reverse Split Ratio and rounded up to the nearest whole number. The Corporation shall not be obligated to issue new certificates evidencing the shares of New Common Stock outstanding as a result of the Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates."

FOURTH: The certificate of amendment was authorized by: (Check the appropriate box)

☒ The vote of the board of directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

☐ The vote of the board of directors followed by the unanimous written consent of the holders of all outstanding shares.

X_____________________________________ (Signature)	__________________________________________ (Name of Signer)
__________________________________________ (Title of Signer)

E-1

APPENDIX F

Mechanical Technology, Incorporated

2021 STOCK INCENTIVE PLAN

1.	PURPOSE

The purpose of the Mechanical Technology, Incorporated Stock Incentive Plan (this "Plan") is to promote the interests of Mechanical Technology, Incorporated (the "Company") and its stockholders by allowing the Company to attract and retain senior managers, employees, directors, consultants, professionals and service providers who provide services to the Company or any of its subsidiaries, provided that such services are bona fide services that are not of a capital-raising nature ("Eligible Persons"). This Plan is expected to contribute to the attainment of these objectives by enabling the Company to pay Eligible Persons utilizing shares of common stock, par value $0.01 per share, of the Company ("Shares") in addition to cash and to grant to such Eligible Persons Shares which are restricted as provided in Section 6 of this Plan ("Restricted Stock"). In addition, this Plan is expected to contribute to the attainment of these objectives by providing for the grants to Eligible Persons of (i) the right to receive Shares at a specific future time ("RSUs") and (ii) stock options ("Options"), which Options may be exercised for Shares.

2.	ADMINISTRATION

This Plan shall be administered by the Compensation Committee of the Board of Directors (the Committee"), unless the Company does not have a Compensation Committee, in which case this Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the provisions of this Plan, the Committee shall be authorized to interpret this Plan; to establish, amend and rescind any rules and regulations relating to this Plan; and to make all determinations necessary or advisable for the administration of this Plan. The determinations of the Committee in the administration of this Plan, as described herein, shall be final and conclusive. Each of the Chief Executive Officer, the Chief Financial Officer and the Secretary of the Company shall be authorized to implement this Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of this Plan. The validity, construction and effect of this Plan and any rules and regulations relating to this Plan shall be determined in accordance with the laws of the State of New York.

3.	ELIGIBILITY

The class of individuals eligible to receive Restricted Stock, Restricted Stock Units or Options (the "Awards") under this Plan shall be persons who are Eligible Persons (as defined above). Any holder of an Award granted under this Plan shall hereinafter be referred to as a "Participant" or collectively as "Participants."

4.	SHARES SUBJECT TO THIS PLAN

(a)

Share Reserve and Limitation of Grants.  Subject to adjustment as provided in Section 7 hereof, the maximum aggregate number of Shares that may be issued under this Plan (i) pursuant to the exercise of Options, (ii) as Restricted Stock and (iii) as available pursuant to RSUs shall be limited to (A) during the Company's fiscal year ending December 31, 2021 (the "2021 Fiscal Year"), 1,460,191 Shares and (B) beginning with the Company's fiscal year ending December 31, 2022 (the "2022 Fiscal Year"), fifteen percent (15%) of the number of Shares outstanding, which calculation shall be made on the first trading day of a new fiscal year; provided that, (A) during the 2021 Fiscal Year, no more than 778,769 Shares may be issued pursuant to Award grants and (B) during any fiscal year of the Company beginning with the 2022 Fiscal Year and thereafter, no more than eight percent (8%) of the number of Shares outstanding may be issued pursuant to Award grants in any fiscal year. Subject to adjustment as provided in Section 7 hereof, and notwithstanding any provision hereto to the contrary, (i) Shares subject to this Plan shall include Shares forfeited in a prior year as provided herein and (ii) the number of Shares that may be issued under this Plan may never be less than the number of Shares that are then outstanding under Award grants. For purposes of determining the number of Shares available under this Plan, Shares withheld by the Company to satisfy applicable tax withholding obligations pursuant to Section 10(e) of this Plan shall be deemed issued under this Plan.

(b)

Reversion of Shares. In the event that, prior to the date this Plan shall terminate in accordance with Section 8 hereof, any Award granted under this Plan expires unexercised or unvested or is terminated, surrendered or cancelled without the delivery of Shares, or any shares of Restricted Stock are forfeited back to the Company, then the Shares of subject to such Award may be made available for subsequent Awards under the terms of this Plan.

5.

GRANT, TERMS AND CONDITIONS OF OPTIONS

(a) In General.  The Committee may grant Awards in the form of Options.  Every Option shall be evidenced by an Option agreement in such form as the Committee shall approve from time to time, specifying the number of Shares that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part and such other terms and conditions as the Committee shall approve, and containing or incorporating by reference the terms and conditions set forth in this Section 5.

(b)  Duration.  The duration of each Option shall be as specified by the Committee.

(c)  Exercise Price.  The exercise price of each Option shall be any lawful consideration, as specified by the Committee in its discretion; provided, however, that the exercise price shall be at least one hundred percent (100%) of the Fair Market Value of the Shares on the date on which the Committee awards the Option, which shall be considered the date of grant of the Option for purposes of fixing the price.

For purposes of this Plan and except as may be otherwise explicitly provided in this Plan or in any Award agreement, the Fair Market Value of a share of Common Stock at any particular date shall be determined according to the following rules:

(i)   If the Shares are not at the time listed or admitted to trading on any national securities exchange or the Nasdaq Stock Market ("Nasdaq") or any of the OTC Markets ("OTC Markets"), then Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Shares in the most recent trade of a substantial number of Shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect;

(ii)  If the Shares of are at the time listed or admitted to trading on any national securities exchange or NASDAQ, then Fair Market Value shall mean the Closing Price for the Shares on such date.  The "Closing Price" on any date shall mean the last sale price for the Shares, regular way, or, in case no such sale takes place on that day, the average of the closing bid and asked prices, regular way, for the Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the national securities exchange or Nasdaq; or

(iii)  If the Shares are at the time traded in the OTC Markets, the average of the closing bid and asked prices, regular way, for the Shares, in either case as reported in the OTC Markets with respect to securities listed or admitted to trading in the OTC Markets.

(d) Method of Exercise.  Options may be exercised by delivery to the Company of a notice of exercise in a form, which may be electronic, approved by the Committee, together with payment in full in the manner specified in Section 5(f) of the exercise price for the number of Shares for which the Option is exercised.  Shares subject to the Option will be delivered by the Company as soon as practicable following exercise and payment of the exercise price.  If the Participant fails to pay for or to accept delivery of all or any part of the number of specified in the notice upon tender of delivery thereof, the right to exercise the Option with respect to those Shares shall be terminated, unless the Committee otherwise agrees.

(e)  Broker-Assisted Exercises.  To the extent permitted by law, any Option may permit payment of the exercise price and payment of any applicable tax withholding from the proceeds of sale through a broker or bank on a date satisfactory to the Committee of some or all of the Shares to which such exercise relates.  In such case, the Committee will establish rules and procedures relating to such broker- (or bank-) assisted exercises in a manner intended to comply with the requirements of Section 402 of the Sarbanes-Oxley Act of 2002 and Section 409A including as to all Options, without limitation, the time when the election to exercise an option in such manner may be made, the time period by which the broker or bank must remit payment of the exercise price and applicable tax withholding, the interest or other earnings attributable to the payment and the method of funding, if any, attributable to the payment.

(f)  Payment.  The Committee will determine the methods by which the exercise price of an Option may be paid, the form of payment and the methods by which Shares will be delivered or deemed to be delivered to Participants.  As determined by the Committee, payment of the exercise price of an Option may be made, in whole or in part, in the form of:  (1) cash or cash equivalents; (2) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised; (3) withholding of Shares from the Option based on the Fair Market Value of Shares on the date the Option is exercised; (4) broker-assisted or bank-assisted market sales; or (5) any other "cashless exercise" arrangement satisfactory to the Committee.

(g)  Vesting.  An Option may be exercised so long as it is vested and outstanding from time to time, in whole or in part, in the manner and subject to the conditions that the Committee in its discretion may provide in the Option agreement.

(h)  Effect of Cessation of Employment or Service Relationship.  The Committee shall determine in its discretion and specify in each Option agreement the effect, if any, of the termination of the Participant's employment or other service relationship upon the exercisability of the Option.

(i)  Transferability of Options.  An Option shall not be assignable or transferable by the Participant except by will or by the laws of descent and distribution.  During the life of the Participant, an Option shall be exercisable only by him, by a conservator or guardian duly appointed for him by reason of his incapacity or by the person appointed by the Participant in a durable power of attorney acceptable to the Company's counsel.  Notwithstanding the preceding sentences of this Section 5(i), the Committee may in its discretion permit the Participant to transfer an Option to a member of the Immediate Family (as defined below) of the Participant, to a trust solely for the benefit of the Participant and the Participant's Immediate Family or to a partnership or limited liability company whose only partners or members are the Participant and members of the Participant's Immediate Family.  "Immediate Family" shall mean, with respect to any Participant, the Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

(j) No Rights as Stockholder.  A Participant shall have no rights as a stockholder with respect to any Shares covered by an Option until becoming the record holder of the Shares.  No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the certificate is issued, other than as required or permitted pursuant to Section 7.

6.

TERMS AND CONDITIONS OF RESTRICTED STOCK AND RSUS

(a) Restricted Stock and RSUs.  The Committee may grant Awards in the form of shares of Restricted Stock and/or RSUs (collectively, referred to as "Stock Awards").  Restrictions on Restricted Stock may include the right of the Company to repurchase all or part of the Shares at their issue price or other stated or formula price (or to require forfeiture of the Shares if issued at no cost) from the Participant in the event that conditions specified by the Committee in the applicable Award agreement are not satisfied prior to the end of the applicable restriction period or periods established by the Committee for the Stock Award.

 (b) Form of Payment.  RSUs shall be paid in Shares.

(c) Procedures Relating to Stock Awards.  A Restricted Stock agreement or RSU agreement shall evidence the applicable Award and shall contain such terms and conditions as the Committee shall provide.

A holder of a Stock Award without restrictions or Restricted Stock shall, subject to the terms of any applicable agreement, have all of the rights of a stockholder of the Company, including the right to vote the Shares and (except as provided below) the right to receive any dividends.  Certificates representing Restricted Stock shall be imprinted with a legend to the effect that the Shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the applicable agreement.  (If shares of Restricted Stock are held in book entry form, statements evidencing those shares shall include a similar legend.)  The Participant shall be required to deposit any stock certificates with an escrow agent designated by the Committee, together with a stock power or other instrument of transfer appropriately endorsed in blank.  With respect to such Shares, the Committee shall provide that dividends will not be paid with respect to unvested Restricted Stock until the time (if at all) the Restricted Stock vests, and the Company will retain such dividends and pay them to the Participant upon vesting.

Except as otherwise provided in this Section 6, Restricted Stock shall become freely transferable by the Participant after all conditions and restrictions applicable to the Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations).

(d)  Additional Matters Relating to RSUs.

(i)  Each grant of RSUs shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the period established by the Committee and set forth in the RSU agreement (the "Deferral Period") of such conditions as the Committee may specify.

(ii)  Each grant of RSUs may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

(iii)  Each grant shall provide that the RSUs covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such Deferral Period in the event of a Change in Control of the Company or other similar transaction or event.  For the purposes of this Plan, "Change in Control" shall mean a merger or consolidation in which securities constituting more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons that do not own more than 50% of the combined voting power of the Company's securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company's assets to a non-affiliate of the Company.

(iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Shares issuable pursuant to the RSUs and shall not have any right to vote such Shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such Shares in cash or additional Shares on a current, deferred or contingent basis.

(v)  Each grant of RSUs shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan.

(vi)  Each agreement underlying a Stock Award shall set forth the extent to which the Participant shall have the right to retain the Award following termination of the Participant's employment or other service relationship with the Company and the rights, if any, of the Participant upon a Change in Control, which may include, among other things, the acceleration of vesting of a Stock Award.  Whether any such right shall apply to a particular Award shall be determined in the sole discretion of the Committee.

7.	ADJUSTMENT AND CHANGES IN SHARES

If, after the Effective Date (as defined below), there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change affecting the Shares, the Board shall appropriately adjust the aggregate number of Shares (including Shares underlying Options) available for Awards under this Plan or subject to outstanding Awards, and any other factors, limits or terms affecting any outstanding or subsequently issuable Awards as may be appropriate.

8.	EFFECTIVE DATE, DURATION OF PLAN AMENDMENT AND TERMINATION

This Plan shall become effective on the date of the adoption of this Plan by the Board (the "Effective Date"). This Plan shall automatically terminate on the tenth (10th) anniversary of this Plan's Effective Date. The Board may terminate, suspend or amend this Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or regulation; or (b) the rules of any exchange on or through which the Shares are then listed or traded. For the avoidance of doubt, this Plan shall be effective upon adoption by the Board, and shall be submitted to the stockholders of the Company for approval within twelve (12) months after adopted by Board. In the event that the stockholders of the Company shall not approve this Plan within such twelve (12) month period, this Plan shall terminate.  If this Plan is terminated, as a result of not having been approved by stockholders during such 12-month period, automatic termination on the tenth (10) anniversary as provided in this Section 8 or pursuant to any other terms of this Plan, notwithstanding such termination, all Awards granted prior to such termination shall continue until they are terminated by their terms.

9.	APPLICABLE LAW AND REGISTRATION

The grant of Awards and the issuance of Shares (including Restricted Stock, Shares underlying Options, upon their exercise, and Shares issued in connection with RSUs) shall be subject to all applicable laws, rules and regulations and to such approvals of any governmental agencies or securities exchanges as may be required. Notwithstanding the foregoing, no Shares, Restricted Stock, RSUs or Options shall be issued under this Plan unless the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Shares issued under this Plan may be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange on or through which the Shares are then listed or traded, or any applicable federal or state securities law. The Board may cause a legend or legends to be placed on any stock certificates issued under this Plan to make appropriate reference to restrictions within the scope of this Section 9 or other provisions of this Plan.  To the extent not preempted by Federal law, this Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to the principles of conflicts of law.

10.	MISCELLANEOUS

(a)  Transferability of Awards.  Except as otherwise provided herein, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the life of the Participant, shall be exercisable only by the Participant.

(b)  Documentation.  Each Award shall be evidenced in such form (written, electronic or otherwise) as the Committee shall determine.  Each Award may contain terms and conditions in addition to those set forth in this Plan.

(c)  No Guarantee of Employment or Continuation of Service Relationship.  Neither this Plan nor any Award agreement shall give an employee or other service provider the right to continue in the employment of or to continue to provide services to the Company or a subsidiary, or give the Company or a subsidiary the right to require continued employment or services.

(d)  Rounding Conventions.  The Committee may, in its sole discretion and taking into account any requirements of the Code, including without limitation, as applicable, Sections 422 through 424 and 409A of the Code, determine the effect of vesting, stock dividend, and any other adjustments on shares and any cash amount payable hereunder, and may provide that no fractional shares will be issued (rounding up or down as determined by the Committee) and that cash amounts be rounded down to the nearest whole cent.

(e)  Tax Withholding.  To the extent required by law, the Company (or a subsidiary) shall withhold or cause to be withheld income and other taxes with respect to any income recognized by a Participant by reason of the exercise, vesting or settlement of an Award, and as a condition to the receipt of any Award the Participant shall agree that if the amount payable to him or her by the Company and any subsidiary in the ordinary course is insufficient to pay such taxes, then he or she shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations. Without limiting the foregoing, the Committee may in its discretion permit any Participant's withholding obligation to be paid in whole or in part in the form of Shares by withholding from the Shares to be issued or by accepting delivery from the Participant of Shares already owned by him or her.  If payment of withholding taxes is made in whole or in part in Shares, the Participant shall deliver to the Company certificates registered in his or her name representing Shares legally and beneficially owned by him or her, fully vested and free of all liens, claims, and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such certificates.  If the Participant is subject to Section 16(a) of the Exchange Act, his or her ability to pay any withholding obligation in the form of Shares shall be subject to any additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

(f)  Use of Proceeds.  The proceeds from the sale of Shares pursuant to Awards shall constitute general funds of the Company.

(g)  Awards to Non-United States Persons.  Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in this Plan as the Committee considers necessary or advisable to achieve the purposes of this Plan or to comply with applicable laws.  The Board shall have the right to amend this Plan, consistent with its authority to amend this Plan as set forth in Section 8, to obtain favorable tax treatment for Participants, and any such amendments shall be evidenced by an Appendix to this Plan.  The Board may delegate this authority to the Committee.

(h)  Compliance with Section 409A.  It is the intention of the Company that no payment or entitlement pursuant to this Plan will give rise to any adverse tax consequences to any person pursuant to Section 409A of the Code.  The Committee shall interpret and apply this Plan to that end, and shall not give effect to any provision therein in a manner that reasonably could be expected to give rise to adverse tax consequences under Section 409A.

SPECIAL MEETING OF SHAREHOLDERS OF

MECHANICAL TECHNOLOGY, INCORPORATED

March 25, 2021

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card

are available at http://www.astproxyportal.com/ast/15895/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓Please detach along perforated line and mail in the envelope provided↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

		FOR	AGAINST	ABSTAIN
1.	To approve the reincorporation of the Company in the State of Nevada pursuant to a merger with and into a wholly-owned subsidiary of the Company.	☐	☐	☐
2.

To approve an amendment to the Company's Articles (Certificate) of Incorporation to effect, in the discretion of the Board of Directors of the Company for the limited purposes provided, a reverse stock split of the Company's common stock at any time prior to the 2022 annual meeting of shareholders at a reverse split ratio in the range of between 1-for-2 and 1-for-10, which specific ratio will be determined by our Board of Directors.

		☐	☐	☐
3.	To approve the adoption of the Company's 2021 Stock Incentive Plan.	☐	☐	☐

IF THIS PROXY CARD IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED THEREBY WILL BE VOTED. IF A CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE SHARES WILL BE VOTED ACCORDINGLY. IF NOT OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED BY THE PERSONS NAMED AS PROXIES IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS CONTAINED IN THE PROXY STATEMENT.

IN THEIR DISCRETION THE PERSONS NAMED AS PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER AND FURTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporation name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF SHAREHOLDERS PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes any proxy heretofore given to vote such shares, and hereby ratifies and confirms all that said proxies may do by virtue hereof.

The undersigned hereby appoints Michael Toporek as proxy to vote all the stock of the undersigned with all the powers which the undersigned would possess if personally present at the Special Meeting of the Shareholders of Mechanical Technology, Incorporated, to be held at 325 Washington Avenue Extension, New York 12205, on March 25, 2021, at 10:00 A.M. Eastern Time, or any adjournment thereof, as follows:

(Continued and to be signed on the reverse side.)